As filed with the Securities and Exchange Commission on March 11, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

DECEMBER 31, 2019

ANNUAL

Report

THE RMB FAMILY OF FUNDS

RMB Fund

RMB Mendon Financial Services Fund

RMB Mendon Financial Long/Short Fund

RMB International Fund

RMB Japan Fund

RMB Small Cap Fund

RMB SMID Cap Fund

RMB Dividend Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (http://rmbfunds.com/literature-and-forms/),and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-800-345-5954. Your election to receive shareholder reports in paper will apply to all funds held with RMB Investors Trust.

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund

For the year ended December 31, 2019, the RMB Fund (Class A shares) outperformed the benchmark, returning +37.16% (net of fees), compared with the S&P 500® Index total return of +31.49% for the same period. The outperformance was driven by stock selection with minimal overall impact from sector allocation. Stock selection within the Health Care, Consumer Discretionary, and Financials sectors were notable standouts, partially offset by selection in Information Technology. The Fund also experienced about an 80 basis point drag on overall performance from holding about 3% of cash throughout the year in a very strong return year for the market.

U.S. corporate earnings growth, which is the biggest long-term driver of stock prices, was quite anemic in 2019. Once earnings are tallied up with the fourth quarter reports, the S&P is likely to have only grown earnings 1-2% in 2019. The outlook appears better for this year, with current Wall Street consensus at 10% earnings growth in 2020, although bottoms up estimates are likely too high, with mid-single digit growth a more realistic number, in our opinion. It is not uncommon to see forward estimates revised lower as individual companies give their annual outlooks with their year-end reports, an annual phenomenon that has occurred for the last several years. Given relatively easy comparisons, increased confidence in improving global economic growth and lower probability of recession, 2020 could be a much better year for underlying earnings growth. That said, we expect management teams to remain on the conservative side when setting forward expectations. The 31% market return in 2019 was primarily due to price to earnings multiple inflation, not from solid underlying earnings growth. With the market trading at 18.3 times 2020 and 16.5 times 2021 earnings estimates versus a very long-term average around 16, we still don’t see a significant margin of safety in valuations, considering we are likely late cycle, particularly if earnings growth doesn’t pick up this year. This view is consistent with our bottom-up view on individual companies, both within the Fund and potential new positions. It is difficult to find a lot of high quality growth businesses selling at reasonable valuations today. As always, while we may opine on our view of the overall market, we do not pretend to have any ability to predict where the market is heading in the short or intermediate term. It is a very difficult, if not impossible, task to add value with market timing and we certainly didn’t foresee how strong the market would be in 2019. We continue to focus the Fund’s efforts on owning companies with what we believe to be good growth prospects, strong economic moats, underleveraged balance sheets and superior management teams. These are companies we believe can compound value for shareholders for years into the future. While the opportunities to find high-quality growth companies selling at attractive valuations are more infrequent, we continue our “bottom-up” search to optimize the Fund. Our disciplined investment process focuses more on individual company fundamentals and less on the overall market.

RMB FUND	1

RMB Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Information Technology	22.1%
Health Care	18.3%
Consumer Discretionary	15.3%
Financials	13.3%
Industrials	9.0%
Real Estate	5.2%
Energy	4.9%
Communication Services	3.9%
Consumer Staples	3.2%
Materials	2.8%
98.0%
Cash & Other Assets, Less Liabilities	2.0%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Microsoft Corp.	5.5%
American Tower Corp.	5.2%
Apple, Inc.	4.1%
Alphabet, Inc. — Class A	3.9%
Visa, Inc. — Class A	3.8%
IHS Markit, Ltd.	3.7%
Morgan Stanley	3.3%
UnitedHealth Group, Inc.	3.2%
Diageo PLC — ADR	3.2%
Royal Carribean Cruises Ltd.	2.9%
38.8%

TOTAL RETURN† (For the period ended December 31, 2019)
Growth of $10,000 Over Ten Years

			S&P
	with max.	with no	500
	sales	sales	Total
	charge	charges	Return
Average Annual Total Returns	or CDSC	or CDSC	Index*
Class A
One year	30.30%	37.16%	31.49%
Three years	15.75%	17.74%	15.27%
Five years	9.79%	10.92%	11.70%
Ten years	12.02%	12.60%	13.56%

Class C
One year	35.07%	36.07%	31.49%
Three years	16.87%	16.87%	15.27%
Five years	10.09%	10.09%	11.70%
Ten years	11.76%	11.76%	13.56%

Class I
One year	37.53%	37.53%	31.49%
Since inception (02/01/17)	17.87%	17.87%	15.00%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.25%, for Class C is 2.00% and Class I is 1.02% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

2	RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund

For the year ending December 31, 2019, the RMB Mendon Financial Services Fund (Class A shares) returned +22.80% (net of fees), compared to the Nasdaq Bank Index’s total return of +24.37%.

2019 proved to be a good year for financials as returns were primarily driven by multiple expansion off the December 2018 bottom. Markets overall have been dominated by at least six interconnected themes: 1) Large caps outperforming small caps; 2) Growth outperforming value; 3) Defensives outperforming cyclicals; 4) Passive vs. Active; 5) Volatility of interest rate expectations; and 6) Late cycle economic narratives and positioning. None of these have been particularly helpful for the Fund, but we did begin to see shifts in some of these factors late in the year, which helped the Fund to keep pace with the benchmark for the year.

All of the fundamental pieces of the puzzle remain in place for 2020 and beyond. The U.S. economy remains healthy, but not all regions are experiencing the same level of prosperity and growth as others. The Fund remains concentrated in the strongest regions of the country, most notably the Sunbelt, Texas through the Southeast, where we expect economic outperformance as well as accelerated M&A. Returns on equity in the financial services industry are in line with history, with capital levels at 70 year highs, which is no small feat. Margins will likely bottom in the first half (if not Q1) of 2020, as banks aggressively reprice deposits lower. Volatility in rate expectations has been reduced, and the yield curve seems less exogenously influenced by the trillions of negative yielding instruments abroad. Asset quality across the industry remains sound, and the Fed’s three rate decreases in 2019 have benefitted companies with variable borrowings, likely extending the business cycle. As we enter an election year, which will bring its own challenges and catalysts, the Fed is unlikely to make any moves that could be deleterious to the economy. Capital return continues to be robust, both in the form of buybacks and dividends, as in many cases institutions’ equity capital is growing faster than loans. We like buybacks at these valuation levels as levers to increase earnings-per-share instead of riskier loans at the margin.

M&A was quietly strong in 2019, resulting in 4.93% of all FDIC-insured depositories being acquired, the highest percentage since 2001. There were 266 transactions announced in the year for an aggregate transaction value of $58.7bn, 92% higher than the previous year, owing to several large merger of equals (MOE) transactions, a trend we expect to continue.

Additionally, we like the prospect of mean reversion — small-cap banks returning to the historical outperformance over large-cap banks, value outperforming growth and cyclicals rebounding due to enduring economic strength. With overall market price-to-earnings ratios at the very high end of the historical ranges, it is interesting to note that the divergence between the median price-to-earnings ratios of small and large cap banks hasn’t been this high since the late 1990s. Reversion of price-to-earnings ratios is not a necessary ingredient for outperformance in 2020, but we like the asymmetric return profile of the Fund which should support returns if there is some movement toward historical means.

RMB MENDON FINANCIAL SERVICES FUND	3

RMB Mendon Financial Services Fund PORTFOLIO INVESTEMENTS

			% of net
Industries	Long %	Short %	assets
Banks	86.6%	-0.1%	86.5%
Diversified Financials	5.1%	0.0%	5.1%
Thrifts & Mortgage Finance	0.7%	0%	0.7%
	92.4%	-0.1%	92.3%
Cash & Other Assets, Less Liabilities	7.7%	0.0%	7.7%
Total	100.1%	-0.1%	100.0%

% of net
Top 10 Common Stock Holdings	assets
Veritex Holdings, Inc.	9.5%
FB Financial Corp.	9.3%
Ameris Bancorp	8.8%
Equity Bancshares, Inc. — Class A	6.6%
Carolina Financial Corp.	5.0%
Live Oak Bancshares, Inc.	4.9%
First Bancshares, Inc. (The)	4.5%
First Bancorp	3.6%
Origin Bancorp, Inc.	3.3%
Howard Bancorp, Inc.	3.2%
58.7%

TOTAL RETURN† (For the period ended December 31, 2019)
Growth of $10,000 Over Ten Years

			NASDAQ
			Bank
	with max.	with no sales	Total
	sales charge	charges or	Return
Average Annual Total Returns	or CDSC	CDSC	Index*
Class A
One year	16.67%	22.80%	24.37%
Three years	2.73%	4.50%	3.21%
Five years	11.11%	12.26%	10.55%
Ten years	11.15%	11.72%	11.53%

Class C
One year	20.88%	21.88%	24.37%
Three years	3.72%	3.72%	3.21%
Five years	11.43%	11.43%	10.55%
Ten years	10.88%	10.88%	11.53%

Class I
One year	23.13%	23.13%	24.37%
Since inception (02/01/17)	5.14%	5.14%	3.99%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.27%, for Class C is 2.02% and Class I is 1.02% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

4	RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Long/Short Fund

For the year ending December 31, 2019, the RMB Mendon Financial Long/Short Fund (Class A shares) underperformed the benchmark, returning +13.67% (net of fees), compared to the KBW Bank Index total return of +36.13%.

2019 proved to be a good year for financials as returns were primarily driven by multiple expansion off the 12/24/2018 bottom. Markets overall have been dominated by at least six interconnected themes: 1) Large caps outperforming small caps; 2) Growth outperforming value; 3) Defensives outperforming cyclicals; 4) Passive vs. Active; 5) Volatility of interest rate expectations; and 6) Late cycle economic narratives and positioning. None of these have been particularly helpful for the Fund, but we did begin to see shifts in some of these factors late in the year. However, much of the rally in the group was commensurate with size, so the fact that large caps outperformed small caps hurt us both on the long side, which is more small to — mid-cap focused, and the short side, which is primarily large cap.

All of the fundamental pieces of the puzzle remain in place for 2020 and beyond. The U.S. economy remains healthy, but not all regions are experiencing the same level of prosperity and growth as others. The Fund’s long positions remain concentrated in the strongest regions of the country, most notably the Sunbelt, Texas through the Southeast, where we expect economic outperformance as well as accelerated M&A. Returns on equity in the financial services industry are in-line with history, with capital levels at 70 year highs, which is no small feat. Margins will likely bottom in the first half (if not Q1) of 2020, as banks aggressively reprice deposits lower. Volatility in rate expectations has been reduced, and the yield curve seems less exogenously influenced by the trillions of negative yielding instruments abroad. Asset quality across the industry remains sound, and the Fed’s three rate decreases in 2019 has benefitted companies with variable borrowings, likely extending the business cycle. As we enter an election year, which will bring its own challenges and catalysts, the Fed is unlikely to make any moves that could be deleterious to the economy. Capital return continues to be robust, both in the form of buybacks and dividends, as in many cases institutions’ equity capital is growing faster than loans. We like buybacks at these valuation levels as levers to increase earnings-per-share instead of riskier loans at the margin.

M&A was quietly strong in 2019, resulting in 4.93% of all FDIC-insured depositories being acquired, the highest percentage since 2001. There were 266 transactions announced in the year for an aggregate transaction value of $58.7bn, 92% higher than the previous year, owing to several large merger of equals (MOE) transactions, a trend we expect to continue.

Additionally, we like the prospect of mean reversion — small-cap banks returning to the historical outperformance over large-cap banks, value outperforming growth and cyclicals rebounding due to enduring economic strength. With overall market price-to-earnings ratios at the very high end of the historical ranges, it is interesting to note that the divergence between the median price-to-earnings ratios of small and large cap banks hasn’t been this high since the late 1990s. Reversion of price-to-earnings ratios is not a necessary ingredient for outperformance in 2020, but we like the asymmetric return profile of the Fund if there is some movement toward historical means.

RMB MENDON FINANCIAL LONG/SHORT FUND	5

RMB Mendon Financial Long/Short Fund PORTFOLIO INVESTMENTS

			% of net
Industries	Long %	Short %	assets
Banks	86.6%	-17.6%	69.0%
Diversified Financials	10.4%	-0.3%	10.1%
Exchange Traded Funds	0.9%	-0.1%	0.8%
Insurance	0.0%	-0.3%	-0.3%
Thrifts & Mortgage Finance	0.0%	-1.3%	-1.3%
	97.9%	-19.6%	78.3%
Cash & Other Assets, Less Liabilities	21.7%	0.0%	21.7%
Total	119.6%	-19.6%	100.0%

% of net
Top 10 Common Stock Holdings	assets
FB Financial Corp.	9.9%
Veritex Holdings, Inc.	9.4%
Bank of America Corp.	8.1%
Ameris Bancorp	7.6%
Live Oak Bancshares, Inc.	7.5%
First Bancshares, Inc. (The)	4.8%
Origin Bancorp, Inc.	4.3%
Far Point Acquisition Corp. — Unit	4.2%
Baycom Corp.	4.1%
Spirit of Texas Bancshares, Inc.	3.8%
63.7%

TOTAL RETURN† (For the period ended December 31, 2019)
Growth of $10,000 Over Ten Years

			KBW	S&P
	with max.	with no	Bank	500
	sales	sales	Total	Total
	charge	charges	Return	Return
Average Annual Total Returns	or CDSC	or CDSC	Index*	Index*
Class A
One year	8.01%	13.67%	36.13%	31.49%
Three years	(5.78)%	(4.16)%	9.93%	15.27%
Five years	0.98%	2.02%	11.40%	11.70%
Ten years	4.69%	5.23%	12.53%	13.56%

Class C
One year	11.85%	12.85%	36.13%	31.49%
Three years	(4.85)%	(4.85)%	9.93%	15.27%
Five years	1.28%	1.28%	11.40%	11.70%
Ten years	4.48%	4.48%	12.53%	13.56%

Class I
One year	14.01%	14.01%	36.13%	31.49%
Three years	(3.88)%	(3.88)%	9.93%	15.27%
Since inception
(08/19/15)	0.47%	0.47%	11.71%	12.90%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Long/Short Fund Class A is 1.74%, for Class C is 2.43% and Class I is 1.44% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

6	RMB MENDON FINANCIAL LONG/SHORT FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund

For the twelve months ending December 31, 2019, the RMB International Fund (the “Fund”) appreciated +19.20% (net of fees) underperforming the MSCI EAFE Index, which rose +22.01% as measured in U.S. dollars. The Fund’s underperformance was driven primarily by stock selection and to a lesser degree unfavorable sector allocation. Stock selection was strongest in Information Technology, Healthcare, and Materials, yet detracted primarily in the Consumer Staples and Industrial sectors. Country allocation started broadly neutral in the first half of the year and was overweighted in Japan during the second half of the year. Our country allocation resulted in a favorable return contribution as Japan outperformed the index in the second half of the year.

Our stock selection was particularly strong in Information Technology due to the acquisition of Luxoft Holding by DXC Technology at a significant premium, somewhat offset by the decline in Ingenico Group. The unfavorable stock selection performance in Consumer Staples was mainly driven by Glanbia. Underperformance in the Industrial sector was driven by Ryanair and Johnson Electric. At the turn of the second half of 2019, we moved to overweight Japan as the valuation of the country became attractive after the underperformance in the first half of the year. We believe ongoing corporate governance reform will continue, supporting our long-term investment case in this country.

Masa Hosomizu began managing the Fund in June. We are confident that Mr. Hosomizu will further enhance the quality of the Fund’s holdings and leverage our fundamental research capabilities to take advantage of the equity investment opportunities in the developed countries across the world. Though we maintain our cautious view on uncertainty in global macroeconomic factors and geopolitical situations, we believe we are poised to capture idiosyncratic investment opportunities in the long run.

RMB INTERNATIONAL FUND	7

RMB International Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Industrials	18.1%
Financials	15.2%
Health Care	12.3%
Consumer Staples	11.3%
Information Technology	11.2%
Consumer Discretionary	8.3%
Materials	7.1%
Communication Services	5.3%
Real Estate	3.3%
Energy	3.3%
95.4%
Cash & Other Assets, Less Liabilities	4.6%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Rentokil Initial PLC	4.0%
Compass Group PLC	3.5%
Novartis AG	3.5%
Kerry Group PLC — Class A	3.4%
Hiscox Ltd.	3.3%
Royal Dutch Shell PLC — Class B	3.3%
Lonza Group AG	3.2%
Kao Corp.	3.1%
TV Asahi Holdings Corp.	3.0%
Diageo PLC	3.0%
33.3%

TOTAL RETURN† (For the period ended December 31, 2019)

Growth of $10,000 Since Inception

	RMB	MSCI
	International	EAFE
Average Annual Total Returns	Fund	Index*
Class I
One year	19.20%	22.01%
Since inception (12/27/2017)	(3.39)%	2.80%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 1.16% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^	12/27/17 commencement of operations.

*	Keep in mind that indices have no management fees or brokerage costs.

8	RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund

For the year ending December 31, 2019, the RMB Japan Fund gained +17.63% (net of fees), lagging the MSCI Japan Index’s return of +19.61% as measured in U.S. dollars. Overall, stock selection added value in six sectors (Health Care, Financials, Industrials, Information Technology, Materials, and Real Estate) and detracted in five (Communication Services, Consumer Discretionary, Consumer Staples, Energy and Utilities).

Overall the highest attribution came from Information Technology, helped both by an overweight in the sector reflecting our bullish view and superior stock selection across Electronic Equipment, Software and IT Services. Despite largely neutral sector exposure, our stock selection was particularly strong in Industrials, especially within Machinery and Professional Services. Further, while our decision to go underweight in Health Care resulted in a negative allocation effect given the sector’s stronger-than-expected performance, our stock selection within the sector more than offset the negative allocation effect, contributing to overall outperformance. On the other hand, the Fund’s weakness in Consumer Discretionary was largely driven by disappointing performance in Automobiles and Components exposures, and the Fund’s underperformance in Communications Services reflected its exposure to the Media and Entertainment industry which also was a detractor.

Despite the fourth quarter rally in the Japanese equity market, the valuation gap between the Japanese market and its developed market peers remains wide, with global investors remaining uninterested in Japanese equities. As we have repeatedly emphasized in our previous comments, we continue to observe a large sentiment gap with respect to Japan, due to the lack of interest by foreign investors and major improvements actually happening to Japan’s governance structure, hence an investment opportunity. Given their conservatively managed balance sheets and available resources, Japanese companies have plenty of room for improving shareholder returns in the forms of dividends and share buybacks, as their corporate governance and capital allocation decisions continue to become more shareholder friendly. Further, with some of the geopolitical issues that have been suppressing the equity market in the Asia region (such as the U.S.-China trade dispute) having showed some signs of improvement, we believe the Japanese equity market is well set to continue the momentum to narrow the valuation gap that exists today.

RMB JAPAN FUND	9

RMB Japan Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Industrials	20.5%
Information Technology	16.5%
Consumer Discretionary	12.6%
Communication Services	11.0%
Financials	8.5%
Consumer Staples	7.3%
Health Care	6.7%
Real Estate	5.4%
Materials	4.9%
93.4%
Cash & Other Assets, Less Liabilities	6.6%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Keyence Corp.	4.8%
Toyota Motor Corp.	4.3%
Shionogi & Co. Ltd.	4.2%
Murata Manufacturing Co. Ltd.	4.0%
TV Asahi Holdings Corp.	3.4%
Recruit Holdings Co. Ltd.	3.4%
Suntory Beverage & Food Ltd.	3.3%
Horiba Ltd.	3.2%
Takuma Co. Ltd.	3.2%
Nomura Real Estate Holdings, Inc.	3.1%
36.9%

TOTAL RETURN† (For the period ended December 31, 2019)

Growth of $10,000 Since Inception

	RMB	MSCI
	Japan	Japan
Average Annual Total Returns	Fund	Index*
Class I
One year	17.63%	19.61%
Since inception (12/27/2017)	0.63%	2.00%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.31% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^	12/27/17 commencement of operations.

*	Keep in mind that indices have no management fees or brokerage costs.

10	RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund

For the six months ended December 31, 2019, the RMB Small Cap Fund underperformed the benchmark, returning +6.33% (net of fees), compared with the Russell 2000® Index return of +7.30% for the same period.

Stock selection within the Industrials and Energy sectors contributed most significantly to returns for the period. Selection in Health Care and Consumer Discretionary detracted from the Small Cap Fund’s relative performance.

Many things went right over the last six months. Brexit uncertainty was clarified, a preliminary trade deal was agreed to between China and the U.S., and GDP, employment, and wage growth continued to surprise to the upside. All these events contributed to a strong finish to the year for equities.

Perhaps the most dramatic boost to equities came from the massive market stimulus by the Federal Reserve to smooth out liquidity issues that negatively impacted the Repo market 1. The Fed added $100 billion per month to their balance sheet which, at the current pace of purchases, will effectively reverse two years’ worth of balance sheet normalization by March. This sparked a powerful “risk-on” rally in the market.

While the Fed claimed the repo liquidity provisions are not quantitative easing (QE), credit spreads plummeted, liquidity increased, and high risk assets out-performed low risk assets in typical QE induced “risk-on” fashion. Lower quality stocks outperformed higher quality and provided a significant headwind for the strategy in the fourth quarter, contributing to the slight underperformance for the six months ended December 31, 2019.

Our outlook, based on what we know today, is higher volatility and lower (but positive) returns. We expect downward volatility to be driven by trade uncertainty and what appears to be a slowing economy. We expect upward volatility to be driven by progress on trade, better-than-feared corporate results, and an accommodative Fed.

We continue to believe the market is transitioning to a better environment for active managers to add value as the liquidity cycle is normalizing and company-specific dispersion is widening. We believe there will be plenty of noise to continue to drive volatility, including Middle East tensions, continued trade talks, Fed interest rate and balance sheet speculation, the modest exit from negative interest rates by central banks, Brexit negotiations with Europe, the approach of the 2020 elections, and the “unknown unknowns.”

While these factors may drive heightened volatility, we will stay focused on companies with signals of wealth creation driven by what we believe to be top management skill and savvy capital allocation, and which we believe are selling at attractive prices and offering upside potential compared to downside risk.

1 A repo refers to one party lending out cash in exchange for a roughly equivalent value of securities, often Treasury notes, creating a market to allow companies that own securities, but are short on cash, to cheaply borrow money.

RMB SMALL CAP FUND	11

RMB Small Cap Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Financials	24.3%
Health Care	16.3%
Industrials	15.8%
Information Technology	14.2%
Consumer Discretionary	12.0%
Real Estate	9.3%
Materials	2.8%
Energy	2.0%
Utilities	1.8%
Consumer Staples	1.3%
99.8%
Cash & Other Assets, Less Liabilities	0.2%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
West Pharmaceutical Services, Inc.	3.3%
TriCo Bancshares	3.1%
American Financial Group, Inc.	2.7%
Pool Corp.	2.7%
Seacoast Banking Corp. of Florida	2.6%
EastGroup Properties, Inc.	2.6%
Equity Commonwealth	2.6%
Argo Group International Holdings Ltd.	2.5%
Investors Bancorp, Inc.	2.4%
Columbia Sportswear Co.	2.4%
26.9%

TOTAL RETURN† (For the period ended December 31, 2019)
Growth of $10,000 Over Ten Years

	RMB	Russell
	Small	2000®
Average Annual Total Returns	Cap Fund	Index*
Class I
Six months	6.33%	7.30%
One year	27.47%	25.52%
Three years	10.19%	8.59%
Five years	8.32%	8.23%
Ten years	10.98%	11.83%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 1.10% as set forth in the Funds’ prospectus dated June 24, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

12	RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund

For the six months ended December 31, 2019, the RMB SMID Cap Fund outperformed the benchmark, returning +8.06% (net of fees), compared with the Russell 2500® Index return of +7.14% for the same period.

Stock selection within the Industrials and Real Estate sectors contributed most significantly to returns for the period. Selection in Health Care and Information Technology detracted from the SMID Cap Fund’s relative performance.

Many things went right over the last six months. Brexit uncertainty was clarified. A preliminary trade deal was agreed to between China and the U.S., GDP, employment, and wage growth continued to surprise to the upside. All these events contributed to a strong finish to the year for equities.

Perhaps the most dramatic boost to equities came from the massive market stimulus by the Federal Reserve to smooth out liquidity issues that negatively impacted the Repo market 2. The Fed added $100 billion per month to their balance sheet which, at the current pace of purchases, will effectively reverse two years’ worth of balance sheet normalization by March. This sparked a powerful “risk-on” rally in the market.

While the Fed claimed the repo liquidity provisions are not quantitative easing (QE), credit spreads plummeted, liquidity increased, and high risk assets out-performed low risk assets in typical QE induced “risk-on” fashion. Lower quality stocks outperformed higher quality and provided a significant headwind for the Fund in the fourth quarter.

Our outlook, based on what we know today, is higher volatility and lower (but positive) returns. We expect downward volatility to be driven by trade uncertainty and what appears to be a slowing economy. We expect upward volatility to be driven by progress on trade, better-than-feared corporate results, and an accommodative Fed.

We continue to believe the market is transitioning to a better environment for active managers to add value as the liquidity cycle is normalizing and company-specific dispersion is widening. We believe there will be plenty of noise to continue to drive volatility, including Middle East tensions, continued trade talks, Fed interest rate and balance sheet speculation, the modest exit from negative interest rates by central banks, Brexit negotiations with Europe, the approach of the 2020 elections, and the “unknown unknowns.”

While these factors may drive heightened volatility, we will stay focused on companies with signals of wealth creation driven by what we believe to be top management skill and savvy capital allocation, and which we believe are selling at attractive prices and offering upside potential compared to downside risk.

2 A repo refers to one party lending out cash in exchange for a roughly equivalent value of securities, often Treasury notes, creating a market to allow companies that own securities, but are short on cash, to cheaply borrow money.

RMB SMID CAP FUND	13

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Financials	19.4%
Information Technology	18.2%
Industrials	16.8%
Health Care	12.2%
Consumer Discretionary	9.6%
Real Estate	8.9%
Materials	7.6%
Energy	3.5%
Utilities	1.9%
98.1%
Cash & Other Assets, Less Liabilities	1.9%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
American Financial Group, Inc.	3.2%
Equity Commonwealth	2.6%
Markel Corp.	2.6%
West Pharmaceutical Services, Inc.	2.6%
Copart, Inc.	2.6%
Fair Isaac Corp.	2.6%
First Republic Bank	2.5%
Vail Resorts, Inc.	2.4%
Teledyne Technologies, Inc.	2.3%
Jack Henry & Associates, Inc.	2.3%
25.7%

TOTAL RETURN† (For the period ended December 31, 2019)
Growth of $10,000 Over Ten Years

	RMB	Russell
	SMID	2500TM
Average Annual Total Returns	Cap Fund	Index*
Class I
Six months	6.76%	9.78%
One year	31.63%	27.77%
Three years	12.48%	10.33%
Five years	9.63%	8.93%
Ten years	11.48%	12.58%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.96% as set forth in the Funds’ prospectus dated June 24, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

14	RMB SMID CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Dividend Growth Fund

For the six months ended December 31, 2019, the RMB Dividend Growth Fund outperformed the benchmark, returning +12.07% (net of fees), compared with the Russell 1000® Index return of +10.59% for the same period. The outperformance was fairly balanced between stock selection and sector allocation. Stock selection within the Industrials, Materials, and Real Estate sectors were most notable, partially offset by selection in Energy and Financials. Sector allocation was meaningfully positive in Information Technology, as we were overweight in the sector and it performed well. The Fund also experienced about a 50 basis point drag on overall performance from holding some level of cash throughout the period when the market saw very strong returns.

U.S. corporate earnings growth, which is the biggest long-term driver of stock prices, was quite anemic in 2019. Once earnings are tallied up with the fourth quarter reports, the S&P is likely to have only grown earnings 1-2% in 2019. The outlook appears better for this year, with current Wall Street consensus for 10% earnings growth in 2020, although bottoms up estimates are likely too high, with mid-single digit growth a more realistic number, in our opinion. It’s not uncommon to see forward estimates revised lower as individual companies give their annual outlooks with their year-end reports, an annual phenomenon that has occurred for the last several years. Given relatively easy comparisons, increased confidence in improving global economic growth and lower probability of recession, 2020 could be a much better year for underlying earnings growth. That said, we expect management teams to remain on the conservative side when setting forward expectations. The 31% market return in 2019 was primarily due to price to earnings multiple inflation, not from solid underlying earnings growth. With the market trading at 18.3 times 2020 and 16.5 times 2021 earnings estimates (which are probably still too high) versus a very long-term average around 16, we still don’t see a significant margin of safety in valuations, considering we are likely late cycle, particularly if earnings growth doesn’t pick up this year. This view is consistent with our bottom-up view on individual companies, both within the Fund and potential new positions. It is difficult to find a lot of high quality growth businesses selling at reasonable valuations today. As always, while we may opine on our view of the overall market, we do not pretend to have any ability to predict where the market is heading in the short or intermediate term. It is a very difficult, if not impossible, task to add value with market timing and we certainly didn’t foresee how strong the market would be in 2019. We continue to focus the Fund’s efforts on owning companies with what we believe to be good growth prospects, strong economic moats, underleveraged balance sheets, superior management teams, and an ability to grow dividends. These are companies we believe can compound value for shareholders for years into the future. While the opportunities to find high-quality dividend growth companies selling at attractive valuations are more infrequent, we continue our “bottom-up” search to optimize the Fund. Our disciplined investment process focuses more on individual company fundamentals and less on the overall market.

RMB DIVIDEND GROWTH FUND	15

RMB Dividend Growth Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Information Technology	29.5%
Health Care	16.9%
Financials	13.8%
Industrials	13.2%
Consumer Discretionary	8.7%
Materials	5.1%
Real Estate	4.1%
Consumer Staples	3.1%
Energy	1.8%
96.2%
Cash & Other Assets, Less Liabilities	3.8%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Microsoft Corp.	6.4%
Apple, Inc.	4.9%
Johnson & Johnson	4.1%
American Tower Corp.	4.1%
Raytheon Co.	3.9%
UnitedHealth Group, Inc.	3.8%
Union Pacific Corp.	3.5%
Morgan Stanley	3.4%
Danaher Corp.	3.4%
Accenture PLC — Class A	3.4%
40.9%

TOTAL RETURN† (For the period ended December 31, 2019)
Growth of $10,000 Over Ten Years

	RMB	Russell
	Dividend	1000®
Average Annual Total Returns	Growth Fund	Index*
Class I
Six months	9.78%	9.04%
One year	32.36%	31.43%
Three years	15.71%	15.05%
Five years	11.84%	11.48%
Since inception (03/30/12)	12.80%	13.53%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Dividend Growth Fund Class I is 0.81% as set forth in the Funds’ prospectus dated June 24, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^	3/30/12 commencement of operations.

*	Keep in mind that indices have no management fees or brokerage costs.

16	RMB DIVIDEND GROWTH FUND

Fund Information (Unaudited)

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Risks

Mutual fund investing involves risk; loss of principal is possible.

The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.

The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because these Funds concentrate their investments in one sector of the economy, investors should consider the risk that these Funds may experience greater volatility than funds that invest across several sectors. The RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund utilize derivative instruments, including options, and short sales. These investments can be volatile and involve various types and degrees of risks, including unlimited losses. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid.

The RMB International Fund, RMB Japan Fund and RMB Mendon Financial Long/Short Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small-to-medium market capitalizations. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. The RMB Dividend Growth Fund invests primarily in large capitalization companies which offer above average sustainable dividend growth. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Further, dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Each Fund’s prospectus contains more information about these and other risks.

Market Indexes

The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index Total Return, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, and includes the reinvestment of dividends in the index.

NASDAQ Bank Index Total Return, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks, and includes the reinvestment of dividends in the index. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.

KBW Bank Index Total Return, is a modified market capitalization weighted index designed to track the performance of leading banks and thrifts that are publicly traded in the U.S. The Index includes 24 banking stocks representing large U.S. national money centers, regional banks and thrift institutions, and includes the reinvestment of dividends in the index.

Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With 322 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

FUND INFORMATION	17

Fund Information (Unaudited)

Russell 2000® Index

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 2500TM Index

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000® Index

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The management’s discussion of fund performance reflects the opinions of Fund managers as of December 31, 2019. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of December 31, 2019.

18	FUND INFORMATION

RMB Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	Common Stocks 98.0%
	(percentage of net assets)

	COMMUNICATION SERVICES 3.9%
*	Alphabet, Inc. — Class A	3,231	$4,327,569

	CONSUMER DISCRETIONARY 15.3%
*	Booking Holdings, Inc.	1,573	3,230,517
	Home Depot, Inc. (The)	8,500	1,856,230
	Royal Carribean Cruises Ltd.	24,500	3,270,995
*	ServiceMaster Global Holdings, Inc.	36,000	1,391,760
*	Skyline Champion Corp.	97,000	3,074,900
	Starbucks Corp.	18,000	1,582,560
	Vail Resorts, Inc.	11,000	2,638,130
			17,045,092
	CONSUMER STAPLES 3.2%
	Diageo PLC — ADR	21,000	3,536,820

	ENERGY 4.9%
	Chevron Corp.	20,700	2,494,557
	Kinder Morgan, Inc.	142,100	3,008,257
			5,502,814
	FINANCIALS 13.3%
	E*TRADE Financial Corp.	33,000	1,497,210
	MarketAxess Holdings, Inc.	5,000	1,895,550
	Marsh & McLennan Cos., Inc.	19,500	2,172,495
	Morgan Stanley	72,200	3,690,864
*	SVB Financial Group	10,200	2,560,608
	US Bancorp	50,500	2,994,145
			14,810,872
	HEALTH CARE 18.3%
	Amgen, Inc.	11,700	2,820,519
	Becton, Dickinson and Co.	9,100	2,474,927
	Cooper Cos., Inc.	9,700	3,116,513
	Danaher Corp.	21,000	3,223,080
*	Edwards Lifesciences Corp.	13,100	3,056,099
	STERIS PLC	14,064	2,143,635
	UnitedHealth Group, Inc.	12,100	3,557,158
			20,391,931
	INDUSTRIALS 9.0%
*	IHS Markit, Ltd.	55,000	4,144,250
*	Middleby Corp. (The)	25,250	2,765,380
	Raytheon Co.	14,100	3,098,334
			10,007,964
	INFORMATION TECHNOLOGY 22.1%
	Accenture PLC — Class A	12,500	2,632,125
	Apple, Inc.	15,730	4,619,114
	Microchip Technology, Inc.	27,420	2,871,423
	Microsoft Corp.	38,700	6,102,990
*	PTC, Inc.	35,000	2,621,150
	SS&C Technologies Holdings, Inc.	25,000	1,535,000
	Visa, Inc. — Class A	22,400	4,208,960
			24,590,762
	MATERIALS 2.8%
	Avery Dennison Corp.	23,500	3,074,270

	REAL ESTATE 5.2%
	American Tower Corp.	25,000	5,745,500
	Total Common Stocks (Cost: $65,656,938)		109,033,594

	Short-Term Investments 2.1%
	(percentage of net assets)

	MONEY MARKET FUND 2.1%
	First American Government Obligations Fund — Class X — 1.51%[a]	2,398,518	2,398,518
	Total Short-Term Investments (Cost: $2,398,518)		2,398,518

	Total Investments 100.1% (Cost: $68,055,456)		$111,432,112

	Liabilities, less cash and other assets (0.1)%		(138,815)

	Net Assets 100.0%		$111,293,297

ADR American Depositary Receipt

*	Indicates securities that do not produce income.

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB FUND	19

RMB Mendon Financial Services Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	Common Stocks 92.4%
	(percentage of net assets)

	BANKS 86.6%
	Amalgamated Bank — Class A	450,919	$8,770,375
	Ameris Bancorp[a,b]	800,032	34,033,361
	Banc of California, Inc.	154,464	2,653,691
	Bank7 Corp.	248,582	4,713,115
*	Baycom Corp.	477,422	10,856,576
	Business First Bancshares, Inc.	20,401	508,597
	Byline Bancorp, Inc.	488,126	9,552,626
	Carolina Financial Corp.	445,416	19,255,334
*	Carolina Trust Bancshares, Inc.	149,678	1,953,298
	CBTX, Inc.	89,121	2,773,445
*	CrossFirst Bankshares, Inc.	267,550	3,858,071
*	Equity Bancshares, Inc. — Class Ac	823,833	25,431,725
*	Esquire Financial Holdings, Inc.	70,676	1,842,523
	FB Financial Corp.	909,746	36,016,844
	First Bancorp	353,728	14,117,284
	First Bancshares, Inc. (The)	493,439	17,526,953
	First Foundation, Inc.	557,969	9,708,661
*	Howard Bancorp, Inc.	728,947	12,304,625
	Independent Bank Group, Inc.[a,b]	18,700	1,036,728
	Investar Holding Corp.	200,000	4,800,000
	KeyCorp	60,000	1,214,400
	Live Oak Bancshares, Inc.	1,001,600	19,040,416
	Origin Bancorp, Inc.	339,518	12,847,361
	Pinnacle Financial Partners, Inc.	24,200	1,548,800
*	Seacoast Banking Corp. of Florida	157,582	4,817,282
*	Select Bancorp, Inc.	35,580	437,634
*	Silvergate Capital Corp. — Class A	70,804	1,126,492
*	Southern First Bancshares, Inc.	100,000	4,249,000
*	Spirit of Texas Bancshares, Inc.	430,637	9,904,651
	TCF Financial Corp.[a,b]	250,000	11,700,000
*	Triumph Bancorp, Inc.	255,244	9,704,377
	Veritex Holdings, Inc.	1,256,907	36,613,701
			334,917,946
	DIVERSIFIED FINANCIALS 5.1%
	Broadmark Realty Capital, Inc.	291,541	3,717,148
*	Cowen, Inc. — Class A	132,400	2,085,300
	E*TRADE Financial Corp.[b]	33,424	1,516,447
*	Far Point Acquisition Corp. — Unit[d]	1,021,555	11,032,794
*	Oportun Financial Corp.	16,108	383,371
	Manning & Napier, Inc.	594,708	1,034,792
			19,769,852
	THRIFTS & MORTGAGE FINANCE 0.7%
	Luther Burbank Corp.	242,063	2,790,986
	Total Common Stocks (Cost: $272,946,276)		357,478,784

	Short-Term Investments 7.9%
	(percentage of net assets)

	MONEY MARKET FUND 7.9%
	First American Government Obligations Fund — Class X — 1.51%[e]	18,358,401	18,358,401
	First American Treasury Obligations Fund — Class X — 1.53%[e]	11,985,889	11,985,889
	Total Short-Term Investments (Cost: $30,344,290)		30,344,290

	Total Investments 100.3% (Cost: $303,290,566)		$387,823,074

	Call option written (0.1)% (Premiums received: $498,030)		(480,153)

	Liabilities, less cash and other assets (0.2)%		(628,088)

	Net Assets 100.0%		$386,714,833

		Number of
		Contracts
	Call Option Written (0.1)%
	(percentage of net assets)

	BANKS (0.1)%
	Ameris Bancorp
	@ 45, Notional Amount: $(3,109,500), due Jan 20	(691)	(12,093)
	@ 45, Notional Amount: $(5,031,000), due Apr 20	(1,118)	(150,930)
	@ 50, Notional Amount: $(2,865,000), due Apr 20	(573)	(14,325)
	Independent Bank Group, Inc.
	@ 60, Notional Amount: $(1,122,000), due Jan 20	(187)	(2,805)
	TCF Financial Corp.
	@ 45, Notional Amount: $(4,500,000), due Mar 20	(1,000)	(300,000)
			(480,153)
	Total Call Option Written (Premiums received $498,030)		(480,153)

*	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

[b]	Security or partial security segregated as collateral for written options. The Fund is required to establish a margin account with the broker lending the written options. The aggregate market value of collateral posted was $19,596,856. The Fund is obligated to pay the counterparty any interest due on written options. Such interests are recorded as an expense to the Fund.

[c]	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

[d]	Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

[e]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

20	RMB MENDON FINANCIAL SERVICES FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	Common Stocks 96.8%
	(percentage of net assets)

	BANKS 86.5%
	Amalgamated Bank — Class Aa	112,780	$2,193,571
	Ameris Bancorp[a,b]	155,937	6,633,560
	Bank of America Corp.[a,b]	200,000	7,044,000
	Bank7 Corp.	107,070	2,030,047
*	Baycom Corp.	155,774	3,542,301
	Business First Bancshares, Inc.	1,000	24,930
	Byline Bancorp, Inc.	108,162	2,116,730
*	CrossFirst Bankshares, Inc.	86,550	1,248,051
*	Equity Bancshares, Inc. — Class Aa	90,699	2,799,878
*	Esquire Financial Holdings, Inc.	16,983	442,747
	FB Financial Corp.[a]	217,471	8,609,677
	First Bancshares, Inc. (The)	118,631	4,213,773
*	Howard Bancorp, Inc.	16,415	277,085
	IBERIABANK Corp.[b]	40,000	2,993,200
	Independent Bank Group, Inc.[b]	16,200	898,128
	Live Oak Bancshares, Inc.[a]	343,009	6,520,601
	Origin Bancorp, Inc.[a]	99,189	3,753,312
	Reliant Bancorp, Inc.	4,278	95,143
*	Seacoast Banking Corp. of Florida	88,059	2,691,964
*	Silvergate Capital Corp. — Class A	17,801	283,214
*	Spirit of Texas Bancshares, Inc.	144,843	3,331,389
	Sterling Bancorp[b]	50,000	1,054,000
*	Triumph Bancorp, Inc.[a]	59,823	2,274,470
	United Community Banks, Inc.	68,241	2,107,282
	Veritex Holdings, Inc.[a]	280,399	8,168,023
			75,347,076
	DIVERSIFIED FINANCIALS 10.3%
	Broadmark Realty Capital, Inc.	70,140	894,285
*	Cowen, Inc. — Class A	55,101	867,840
*	Far Point Acquisition Corp. — Unit[c]	337,150	3,641,220
	Manning & Napier, Inc.	259,170	450,956
*	Oportun Financial Corp.	129,680	3,086,384
			8,940,685
	Total Common Stocks (Cost: $68,143,741)		84,287,761

		Number of
		Contracts
	Put Option Long 1.1%
	(percentage of net assets)

	BANKS 0.1%
	Fifth Third Bancorp
	@ 27, Notional Amount: $1,053,000, due Jan 20	390	975
	@ 28, Notional Amount: $546,000, due Jan 20	195	780
	JPMorgan Chase & Co.
	@ 135, Notional Amount: $3,510,000, due Jan 20	260	10,530
	PNC Financial Services Group, Inc. (The)
	@ 155, Notional Amount: $4,030,000, due Jan 20	260	41,470
	@ 157.5, Notional Amount: $2,047,500, due Jan 20	130	$12,090
	Truist Financial Corp.
	@ 52.5, Notional Amount: $2,047,500, due Jan 20	390	3,510
	US Bancorp
	@ 58.5, Notional Amount: $1,521,000, due Jan 20	260	17,550
	Wells Fargo & Co.
	@ 52.5, Notional Amount: $2,047,500, due Jan 20	390	22,815
			109,720
	DIVERSIFIED FINANCIALS 0.1%
	American Express Co.
	@ 122, Notional Amount: $2,379,000, due Jan 20	195	10,822
	@ 124, Notional Amount: $2,418,000, due Jan 20	195	52,065
	State Street Corp.
	@ 75, Notional Amount: $1,462,500, due Jan 20	195	14,235
	Synchrony Financial
	@ 36, Notional Amount: $1,404,000, due Jan 20	390	21,450
			98,572
	EXCHANGE TRADED FUNDS 0.9%
	Financial Select Sector SPDR Fund
	@ 28, Notional Amount: $7,280,000, due Jan 20	2,600	14,300
	@ 29.5, Notional Amount: $3,835,000, due Jan 20	1,300	15,600
	@ 30, Notional Amount: $3,900,000, due Jan 20	1,300	23,400
	@ 30.5, Notional Amount: $2,973,750, due Jan 20	975	28,763
	iShares Russell 2000 ETF
	@ 155, Notional Amount: $14,105,000, due Jan 20	910	33,215
	@ 160, Notional Amount: $10,400,000, due Feb 20	650	114,075
	SPDR S&P 500 ETF Trust
	@ 300, Notional Amount: $23,400,000, due Jan 20	780	26,130
	@ 315, Notional Amount: $12,285,000, due Feb 20	390	135,720
	SPDR S&P Regional Banking ETF
	@ 56, Notional Amount: $3,640,000, due Jan 20	650	169,650
	@ 57, Notional Amount: $7,410,000, due Jan 20	1,300	85,150
	@ 57, Notional Amount: $3,705,000, due Feb 20	650	74,100
			720,103
	Total Put Option Long (Cost $1,217,415)		928,395

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	21

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	Short-Term Investments 3.9%
	(percentage of net assets)
	MONEY MARKET FUND 3.9%
	First American Government Obligations Fund — Class X — 1.51%[d]	2,735,138	$2,735,138
	First American Treasury Obligations Fund — Class X — 1.53%[d]	704,258	704,258
	Total Short-Term Investments (Cost: $3,439,396)		3,439,396

	Total Investments 101.8% (Cost: $72,800,552)		$88,655,552

	Short Sales (18.3)% (Proceeds: $14,463,625)		(15,901,038)

	Call option written (1.0)% (Premiums received: $407,982)		(908,167)

	Put option written (0.3)% (Premiums received: $1,233,387)		(270,843)

	Cash and other assets, less liabilities 17.8%s		15,518,922

	Net Assets 100.0%		$87,094,426
	Short Sales (18.3)%
	(percentage of net assets)

	Common Stocks (18.3)%

	BANKS (16.5)%
	Associated Banc-Corp	(8,329)	(183,571)
	BOK Financial Corp.[b]	(16,351)	(1,429,077)
	Cathay General Bancorp[b]	(24,816)	(944,249)
	Commerce Bancshares, Inc.[b]	(14,910)	(1,012,985)
	Cullen/Frost Bankers, Inc.[b]	(17,400)	(1,701,372)
	First Commonwealth Financial Corp.	(8,753)	(127,006)
	FNB Corp.	(14,875)	(188,913)
	Fulton Financial Corp.[b]	(62,521)	(1,089,741)
	German American Bancorp, Inc.	(3,076)	(109,567)
	Glacier Bancorp, Inc.[b]	(22,605)	(1,039,604)
	Heartland Financial USA, Inc.	(6,788)	(337,635)
	Old National Bancorp	(40,791)	(746,067)
	Pacific Premier Bancorp, Inc.[b]	(24,100)	(785,781)
	People’s United Financial, Inc.	(15,953)	(269,606)
	Prosperity Bancshares, Inc.	(3,496)	(251,327)
	Simmons First National
	Corp. — Class A	(11,103)	(297,449)
	South State Corp.[b]	(22,200)	(1,925,850)
	Trustmark Corp.[b]	(41,080)	(1,417,671)
	Valley National Bancorp	(42,219)	(483,408)
			(14,340,879)
	DIVERSIFIED FINANCIALS (0.3)%
*	Elevate Credit, Inc.	(62,610)	(278,615)

	INSURANCE (0.2)%
	Axis Capital Holdings Ltd.	(2,945)	(175,051)

	THRIFTS & MORTGAGE FINANCE (1.3)%
	Walker & Dunlop, Inc.	(2,892)	(187,055)
	Washington Federal, Inc.[b]	(25,087)	(919,438)
			(1,106,493)
	Total Short Sales (Proceeds: $14,463,625)		(15,901,038)
		Number of
		Contracts
	Call Option Written (1.0)%
	(percentage of net assets)

	BANKS (1.0)%
	Ameris Bancorp
	@ 45, Notional Amount: $(1,390,500), due Jan 20	(309)	(5,407)
	@ 45, Notional Amount: $(1,296,000), due Apr 20	(288)	(38,880)
	@ 50, Notional Amount: $(340,000), due Apr 20	(68)	(1,700)
	Bank of America Corp.
	@ 31, Notional Amount: $(3,100,000), due Jan 20	(1,000)	(427,500)
	@ 32, Notional Amount: $(3,200,000), due Feb 20	(1,000)	(355,000)
	IBERIABANK Corp.
	@ 75, Notional Amount: $(1,500,000), due Feb 20	(200)	(52,500)
	@ 80, Notional Amount: $(1,600,000), due Feb 20	(200)	(16,000)
	Independent Bank Group, Inc.
	@ 60, Notional Amount: $(972,000), due Jan 20	(162)	(2,430)
	Sterling Bancorp
	@ 22.5, Notional Amount: $(1,125,000), due Feb 20	(500)	(8,750)
			(908,167)
	Total Call Option Written (Premiums received $407,982)		(908,167)

	Put Option Written (0.3)%
	(percentage of net assets)

	BANKS (0.1)%
	BankUnited, Inc.
	@ 30, Notional Amount: $(2,250,000), due Feb 20	(750)	—
	BOK Financial Corp.
	@ 70, Notional Amount: $(735,000), due Mar 20	(105)	(3,412)
	@ 80, Notional Amount: $(160,000), due Mar 20	(20)	(2,750)
	Cathay General Bancorp
	@ 30, Notional Amount: $(390,000), due Feb 20	(130)	—
	Commerce Bancshares, Inc.
	@ 52.4, Notional Amount: $(570,942), due Feb 20	(109)	—
	Cullen/Frost Bankers, Inc.
	@ 75, Notional Amount: $(405,000), due Jan 20	(54)	—

22	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of December 31, 2019

	Number of
	Contracts	Value
@ 85, Notional Amount: $(187,000), due Apr 20	(22)	$(2,255)
@ 90, Notional Amount: $(297,000), due Jan 20	(33)	(412)
@ 90, Notional Amount: $(585,000), due Apr 20	(65)	(12,350)
First Horizon National Corp.
@ 13, Notional Amount: $(2,600,000), due Feb 20	(2,000)	—
Fulton Financial Corp.
@ 17.5, Notional Amount: $(213,500), due Mar 20	(122)	(9,150)
Glacier Bancorp, Inc.
@ 35, Notional Amount: $(399,000), due Apr 20	(114)	(1,995)
@ 40, Notional Amount: $(228,000), due Apr 20	(57)	(2,993)
IBERIABANK Corp.
@ 60, Notional Amount: $(900,000), due Feb 20	(150)	(2,625)
@ 65, Notional Amount: $(975,000), due Feb 20	(150)	(22,125)
Pacific Premier Bancorp, Inc.
@ 30, Notional Amount: $(339,000), due Mar 20	(113)	(6,498)
@ 30, Notional Amount: $(384,000), due Jun 20	(128)	(15,360)
PNC Financial Services Group, Inc. (The)
@ 145, Notional Amount: $(3,770,000), due Jan 20	(260)	(8,060)
South State Corp.
@ 75, Notional Amount: $(832,500), due Mar 20	(111)	(6,383)
@ 75, Notional Amount: $(832,500), due Jun 20	(111)	(17,205)
Sterling Bancorp
@ 17.5, Notional Amount: $(875,000), due Feb 20	(500)	—
TCF Financial Corp.
@ 17.5, Notional Amount: $(2,292,500), due Jan 20	(1,310)	—
@ 20, Notional Amount: $(1,000,000), due Jan 20	(500)	—
Trustmark Corp.
@ 30, Notional Amount: $(354,000), due Feb 20	(118)	(2,065)
		(115,638)
DIVERSIFIED FINANCIALS (0.0)%
American Express Co.
@ 116, Notional Amount: $(2,262,000), due Jan 20	(195)	(14,430)
E*TRADE Financial Corp.
@ 37, Notional Amount: $(2,405,000), due Jan 20	(650)	(4,225)
@ 40, Notional Amount: $(2,000,000), due Jan 20	(500)	(4,250)
Goldman Sachs Group, Inc. (The)
@ 175, Notional Amount: $(2,187,500), due Jan 20	(125)	(625)
@ 185, Notional Amount: $(2,312,500), due Jan 20	(125)	(1,187)
State Street Corp.
@ 70, Notional Amount: $(1,365,000), due Jan 20	(195)	(3,803)
		(28,520)
EXCHANGE TRADED FUNDS (0.1)%
iShares Russell 2000 ETF
@ 144, Notional Amount: $(9,360,000), due Jan 20	(650)	(3,900)
@ 145, Notional Amount: $(13,195,000), due Jan 20	(910)	(9,555)
SPDR S&P 500 ETF Trust
@ 280, Notional Amount: $(32,760,000), due Jan 20	(1,170)	(12,285)
@ 290, Notional Amount: $(11,310,000), due Feb 20	(390)	(34,320)
SPDR S&P Regional Banking ETF
@ 50, Notional Amount: $(3,250,000), due Jan 20	(650)	—
@ 51, Notional Amount: $(3,315,000), due Feb 20	(650)	(14,625)
		(74,685)
INSURANCE (0.1)%
Lincoln National Corp.
@ 52.5, Notional Amount: $(2,100,000), due Apr 20	(400)	(52,000)

THRIFTS & MORTGAGE FINANCE 0.0%
Washington Federal, Inc.
@ 30, Notional Amount: $(387,000), due Jan 20	(129)	—

Total Put Option Written (Premiums received $1,233,387)		(270,843)

*	Indicates securities that do not produce income.

[a]	Security or partial security segregated as collateral for securities sold short. The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $32,969,500. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

[b]	Securities or partial securities on which call/put options were written.

[c]	Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

[d]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	23

RMB International Fund

Portfolio Holdings As of December 31, 2019

	Number of
	Shares	Value
Common Stock 95.4%
(percentage of net assets)

BELGIUM 2.0%
Solvay S.A.	37,205	$4,330,418

BERMUDA 3.3%
Hiscox Ltd.	377,013	7,111,380

CANADA 2.4%
Open Text Corp.	119,335	5,258,441

FINLAND 2.9%
Sampo OYJ — Class A	140,795	6,147,578

FRANCE 8.0%
Atos SE	53,453	4,466,711
Safran S.A.	26,136	4,036,968
Schneider Electric SE	45,252	4,649,199
Vinci S.A.	36,304	4,043,326
		17,196,204

GERMANY 3.0%
BASF SE	85,233	6,421,196

HONG KONG 1.5%
Link REIT	304,000	3,220,569

IRELAND 5.2%
Glanbia PLC	333,590	3,839,185
Kerry Group PLC — Class A	58,975	7,349,548
		11,188,733

JAPAN 31.0%
Daiichi Sankyo Co. Ltd.	31,500	2,080,395
Japan Hotel REIT Investment Corp.	5,174	3,866,631
Kao Corp.	81,500	6,721,721
Keyence Corp.	12,840	4,508,619
MS&AD Insurance Group Holdings, Inc.	147,300	4,862,181
Murata Manufacturing Co. Ltd.	73,700	4,536,132
Nippon Telegraph & Telephone Corp.	119,170	3,011,866
ORIX Corp.	257,600	4,268,784
Recruit Holdings Co. Ltd.	130,300	4,880,433
Shionogi & Co. Ltd.	70,600	4,367,423
SoftBank Group Corp.	45,129	1,959,368
Sony Corp.	63,400	4,304,715
Takuma Co. Ltd.	420,700	5,032,055
Toyota Motor Corp.	85,779	6,044,118
TV Asahi Holdings Corp.	355,868	6,570,995
		67,015,436

NETHERLANDS 5.4%
ING Groep N.V.	391,314	4,704,559
Royal Dutch Shell PLC — Class B	236,602	7,023,264
		11,727,823
SPAIN 5.3%
Bankinter S.A.	776,263	5,701,832
Grifols S.A.	165,096	5,833,113
		11,534,945

SWEDEN 1.5%
Alfa Laval AB	130,955	3,298,005

SWITZERLAND 9.2%
Lonza Group AG	18,743	6,837,586
Novartis AG	79,258	7,504,908
STMicroelectronics N.V.	205,129	5,534,533
		19,877,027

UNITED KINGDOM 14.7%
Compass Group PLC	304,696	7,636,273
Diageo PLC	154,983	6,530,514
Intertek Group PLC	57,661	4,468,075
Rentokil Initial PLC	1,436,711	8,611,085
Rio Tinto PLC	76,300	4,516,606
		31,762,553
Total Common Stocks (Cost $194,355,217)		206,090,308

Short-Term Investments 4.5%
(percentage of net assets)

MONEY MARKET FUND 4.5%
First American Government Obligations Fund — Class X — 1.51%[a]	9,771,439	9,771,439
Total Short-Term Investments (Cost $9,771,439)		9,771,439

Total Investments 99.9% (Cost $204,126,656)		$215,861,747

Cash and other assets, less liabilities 0.1%		168,194

Net Assets 100.0%		$216,029,941

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

24	RMB INTERNATIONAL FUND	See Notes to Financial Statements

RMB Japan Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	Common Stocks 93.4%
	(percentage of net assets)

	JAPAN 93.4%
	COMSYS Holdings Corp.	73,500	$2,105,350
	Daiichi Sankyo Co. Ltd.	10,700	706,674
	Hitachi Ltd.	43,380	1,830,452
	Horiba Ltd.	34,000	2,266,913
	Isuzu Motors Ltd.	120,500	1,424,403
	ITOCHU Corp.	48,000	1,112,481
	Japan Hotel REIT Investment Corp.	2,209	1,650,829
	Kao Corp.	17,000	1,402,077
	Keyence Corp.	9,600	3,370,930
	Kubota Corp.	81,500	1,279,815
	Mitsubishi UFJ Financial Group, Inc.	326,407	1,764,666
	MS&AD Insurance Group Holdings, Inc.	63,970	2,111,566
	Murata Manufacturing Co. Ltd.	45,300	2,788,152
	Nidec Corp.	13,700	1,871,198
	Nippon Telegraph & Telephone Corp.	40,600	1,026,112
	Nishimoto Co. Ltd.	41,321	1,355,944
	Nomura Real Estate Holdings, Inc.	90,400	2,168,271
*	OPT Holding, Inc.	82,900	1,270,001
	Oracle Corp. Japan	15,000	1,361,382
	ORIX Corp.	125,639	2,082,010
	OSG Corp.	50,600	962,224
	Otsuka Holdings Co. Ltd.	23,500	1,047,495
	Recruit Holdings Co. Ltd.	62,800	2,352,196
	Shimano, Inc.	6,600	1,070,724
	Shin-Etsu Chemical Co. Ltd.	18,859	2,073,983
	Shionogi & Co. Ltd.	47,700	2,950,794
	SMC Corp.	4,000	1,829,262
	SoftBank Group Corp.	34,402	1,493,633
	Sony Corp.	28,528	1,936,986
	Sumitomo Bakelite Co. Ltd.	36,206	1,352,757
	Suntory Beverage & Food Ltd.	56,200	2,346,275
	Takuma Co. Ltd.	185,028	2,213,147
	Toei Co. Ltd.	10,100	1,504,123
	Tokyu Corp.	35,270	652,237
	Toyota Motor Corp.	43,000	3,029,845
	TS Tech Co. Ltd.	44,600	1,384,339
	TV Asahi Holdings Corp.	130,810	2,415,366
			65,564,612
	Total Common Stocks (Cost $58,210,570)		65,564,612

Short-Term Investments 6.4%
(percentage of net assets)

MONEY MARKET FUND 6.4%
First American Government Obligations Fund — Class X — 1.51%[a]	3,494,681	$3,494,681
First American Treasury Obligations Fund — Class X — 1.53%[a]	1,025,187	1,025,187
		4,519,868
Total Short-Term Investments (Cost $4,519,868)		4,519,868

Total Investments 99.8% (Cost $62,730,438)		$70,084,480

Cash and other assets, less liabilities 0.2%		160,229

Net Assets 100.0%		$70,244,709

*	Indicates securities that do not produce income.

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB JAPAN FUND	25

RMB Small Cap Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	Common Stocks 99.8%
	(percentage of net assets)

	AEROSPACE & DEFENSE 3.0%
	Curtiss-Wright Corp.	10,853	$1,529,079
*	Teledyne Technologies, Inc.	4,412	1,528,935
			3,058,014

	AUTO COMPONENTS 1.8%
*	Fox Factory Holding Corp.	11,628	808,960
*	Visteon Corp.	12,253	1,060,987
			1,869,947

	BANKS 15.2%
	Columbia Banking System, Inc.	27,458	1,117,129
	CVB Financial Corp.	106,691	2,302,392
	Investors Bancorp, Inc.	205,344	2,446,674
	PacWest Bancorp	42,160	1,613,463
*	Seacoast Banking Corp. of Florida	87,821	2,684,688
	TriCo Bancshares	76,040	3,103,192
	Webster Financial Corp.	38,892	2,075,277
			15,342,815

	BIOTECHNOLOGY 3.2%
*	Allogene Therapeutics, Inc.	20,243	525,913
*	Bluebird Bio, Inc.	5,493	482,011
*	CareDx, Inc.	16,286	351,289
*	Iovance Biotherapeutics, Inc.	27,500	761,200
*	Ultragenyx Pharmaceutical, Inc.	12,860	549,251
*	Veratyce, Inc.	20,332	567,669
			3,237,333

	CAPITAL MARKETS 1.5%
	Stifel Financial Corp.	25,415	1,541,420

	COMMERCIAL SERVICES & SUPPLIES 1.8%
	Brink’s Co. (The)	19,911	1,805,529

	CONSTRUCTION & ENGINEERING 0.9%
	Valmont Industries, Inc.	6,184	926,240

	CONTAINERS & PACKAGING 1.7%
	AptarGroup, Inc.	14,664	1,695,452

	DISTRIBUTORS 2.7%
	Pool Corp.	12,685	2,694,040

	DIVERSIFIED CONSUMER SERVICES 2.6%
*	Bright Horizons Family Solutions, Inc.	10,507	1,579,097
*	Grand Canyon Education, Inc.	11,334	1,085,684
			2,664,781

	ELECTRICAL EQUIPMENT 1.8%
	EnerSys, Inc.	24,384	1,824,655

	EQUITY REAL ESTATE INVESTMENT 9.3%
	Acadia Realty Trust	79,542	2,062,524
	CatchMark Timber Trust, Inc. — Class A	178,728	2,050,010
	EastGroup Properties, Inc.	19,987	2,651,675
	Equity Commonwealth	79,454	2,608,475
			9,372,684

	FOOD PRODUCTS 1.3%
	J&J Snack Foods Corp.	7,161	1,319,557

	GAS UTILITIES 1.8%
	Chesapeake Utilities Corp.	19,519	1,870,506

	HEALTH CARE EQUIPMENT & SUPPLIES 4.9%
*	Neogen Corp.	25,282	1,649,903
	West Pharmaceutical Services, Inc.	21,968	3,302,450
			4,952,353

	HEALTH CARE TECHNOLOGY 2.3%
*	Omnicell, Inc.	21,011	1,717,019
*	Tabula Rasa HealthCare, Inc.	13,583	661,220
			2,378,239

	INSURANCE 5.3%
	American Financial Group, Inc.	25,045	2,746,184
	Argo Group International Holdings Ltd.	39,447	2,593,640
			5,339,824

	LIFE SCIENCES TOOLS & SERVICES 3.7%
*	NeoGenomics, Inc.	52,935	1,548,349
*	Repligen Corp.	23,748	2,196,690
			3,745,039

	MACHINERY 7.3%
*	Chart Industries, Inc.	19,896	1,342,781
	ITT, Inc.	23,013	1,700,891
	Kadant, Inc.	13,191	1,389,540
	Lincoln Electric Holdings, Inc.	20,115	1,945,724
*	RBC Bearings, Inc.	6,572	1,040,610
			7,419,546

	METALS & MINING 1.1%
	Carpenter Technology Corp.	22,359	1,113,031

	MORTGAGE REAL ESTATE INVESTMENT 2.3%
	Redwood Trust, Inc.	141,568	2,341,535

	OIL, GAS & CONSUMABLE FUELS 2.0%
*	WPX Energy, Inc.	146,590	2,014,147

26	RMB SMALL CAP FUND	See Notes to Financial Statements

RMB Small Cap Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	PHARMACEUTICALS 2.2%
*	Catalent, Inc.	39,747	$2,237,756

	PROFESSIONAL SERVICES 1.0%
	Exponent, Inc.	14,094	972,627

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.7%
	MKS Instruments, Inc.	19,424	2,136,834
	Monolithic Power Systems, Inc.	8,988	1,600,044
			3,736,878
	SOFTWARE 10.5%
*	CommVault Systems, Inc.	20,303	906,326
*	Digimarc Corp.	26,173	878,366
*	Fair Isaac Corp.	4,973	1,863,284
*	Guidewire Software, Inc.	18,291	2,007,803
*	Proofpoint, Inc.	10,574	1,213,684
*	PTC, Inc.	22,359	1,674,465
*	Tyler Technologies, Inc.	6,847	2,054,237
			10,598,165

	SPECIALTY RETAIL 1.0%
	Monro, Inc.	13,402	1,048,036

	TEXTILES, APPAREL & LUXURY GOODS 3.9%
	Columbia Sportswear Co.	23,869	2,391,435
	Wolverine World Wide, Inc.	45,213	1,525,487
			3,916,922
	Total Common Stocks (Cost: $67,084,636)		101,037,071

	Short-Term Investments 0.0%
	(percentage of net assets)

	MONEY MARKET FUND 0.0%
	First American Government Obligations Fund — Class X — 1.51%[a]	973	973
	Total Short-Term Investments (Cost: $973)		973

	Total Investments 99.8% (Cost: $67,085,609)		$101,038,044

	Cash and other assets, less liabilities 0.2%		162,662

	Net Assets 100.0%		$101,200,706

*       Indicates securities that do not produce income.

a       Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB SMALL CAP FUND	27

RMB SMID Cap Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	Common Stocks 98.1%
	(percentage of net assets)

	AEROSPACE & DEFENSE 3.7%
	HEICO Corp.	19,579	$2,234,943
*	Teledyne Technologies, Inc.	10,659	3,693,770
			5,928,713

	AUTO COMPONENTS 1.1%
*	Visteon Corp.	20,195	1,748,685

	BANKS 9.0%
	Cullen/Frost Bankers, Inc.	22,188	2,169,543
	First Republic Bank	33,205	3,899,927
	Pinnacle Financial Partners, Inc.	38,420	2,458,880
*	SVB Financial Group	9,539	2,394,671
	Webster Financial Corp.	62,395	3,329,397
			14,252,418

	BIOTECHNOLOGY 2.2%
*	Bluebird Bio, Inc.	7,296	640,224
*	Exact Sciences Corp.	13,354	1,234,978
*	Seattle Genetics, Inc.	8,904	1,017,371
*	Ultragenyx Pharmaceutical, Inc.	13,416	572,997
			3,465,570

	CAPITAL MARKETS 2.5%
	MarketAxess Holdings, Inc.	6,692	2,537,004
	Stifel Financial Corp.	23,928	1,451,233
			3,988,237

	CHEMICALS 2.0%
	RPM International, Inc.	40,905	3,139,868

	COMMERCIAL SERVICES & SUPPLIES 4.2%
	Brink’s Co. (The)	28,354	2,571,141
*	Copart, Inc.	45,673	4,153,502
			6,724,643

	CONSTRUCTION MATERIALS 2.0%
	Eagle Materials, Inc.	35,521	3,220,334

	CONTAINERS & PACKAGING 2.0%
	Avery Dennison Corp.	24,537	3,209,930

	DIVERSIFIED CONSUMER SERVICES 2.0%
*	Bright Horizons Family Solutions, Inc.	21,686	3,259,189

	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 3.1%
	FLIR Systems, Inc.	51,234	2,667,755
*	Trimble, Inc.	52,383	2,183,847
			4,851,602

	EQUITY REAL ESTATE INVESTMENT 8.9%
	Acadia Realty Trust	95,987	2,488,943
	Alexandria Real Estate Equities, Inc.	21,390	3,456,196
	CyrusOne, Inc.	18,700	1,223,541
	EastGroup Properties, Inc.	20,842	2,765,108
	Equity Commonwealth	127,387	4,182,115
			14,115,903

	HEALTH CARE EQUIPMENT & SUPPLIES 5.0%
*	IDEXX Laboratories, Inc.	8,294	2,165,812
	Teleflex, Inc.	4,210	1,584,812
	West Pharmaceutical Services, Inc.	27,647	4,156,174
			7,906,798

	HEALTH CARE TECHNOLOGY 0.6%
*	Tabula Rasa HealthCare, Inc.	18,616	906,227

	HOTELS, RESTAURANTS & LEISURE 2.4%
	Vail Resorts, Inc.	15,800	3,789,314

	HOUSEHOLD DURABLES 1.2%
*	NVR, Inc.	516	1,965,140

	INDUSTRIAL CONGLOMERATES 1.5%
	Carlisle Cos., Inc.	14,718	2,381,961

	INFORMATION TECHNOLOGY SERVICES 2.3%
	Jack Henry & Associates, Inc.	24,718	3,600,671

	INSURANCE 5.8%
	American Financial Group, Inc.	46,461	5,094,449
*	Markel Corp.	3,650	4,172,570
			9,267,019

	LIFE SCIENCES TOOLS & SERVICES 2.9%
	Bio-Techne Corp.	7,723	1,695,276
*	Repligen Corp.	30,688	2,838,640
			4,533,916

	MACHINERY 5.7%
	Graco, Inc.	52,365	2,722,980
	IDEX Corp.	19,037	3,274,364
	ITT, Inc.	41,583	3,073,400
			9,070,744

	METALS & MINING 1.6%
	Steel Dynamics, Inc.	75,462	2,568,726

	MORTGAGE REAL ESTATE INVESTMENT 2.1%
	Redwood Trust, Inc.	199,561	3,300,739

	MULTI-UTILITIES 1.9%
	CMS Energy Corp.	47,097	2,959,575

	OIL, GAS & CONSUMABLE FUELS 3.5%
	Diamondback Energy, Inc.	27,072	2,513,906
*	WPX Energy, Inc.	221,450	3,042,723
			5,556,629

28	RMB SMID CAP FUND	See Notes to Financial Statements

RMB SMID Cap Fund

Portfolio Holdings As of December 31, 2019

		Number of
		Shares	Value
	PHARMACEUTICALS 1.6%
*	Catalent, Inc.	46,068	$2,593,628

	ROAD & RAIL 1.6%
	Old Dominion Freight Line, Inc.	13,120	2,489,914

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.5%
	MKS Instruments, Inc.	27,416	3,016,034
	Monolithic Power Systems, Inc.	13,969	2,486,762
			5,502,796
	SOFTWARE 9.4%
*	Digimarc Corp.	34,336	1,152,316
*	Fair Isaac Corp.	10,870	4,072,772
*	Guidewire Software, Inc.	19,042	2,090,241
*	Proofpoint, Inc.	14,435	1,656,849
*	PTC, Inc.	38,379	2,874,203
*	Tyler Technologies, Inc.	10,494	3,148,410
			14,994,791

	TEXTILES, APPAREL & LUXURY GOODS 2.8%
	Columbia Sportswear Co.	23,435	2,347,952
	Wolverine World Wide, Inc.	62,197	2,098,527
			4,446,479
	Total Common Stocks (Cost: $93,809,814)		155,740,159

	Short-Term Investments 1.6%
	(percentage of net assets)

	MONEY MARKET FUND 1.6%
	First American Government Obligations Fund — Class X — 1.51%[a]	2,459,182	2,459,182
	Total Short-Term Investments (Cost: $2,459,182)		2,459,182

	Total Investments 99.7% (Cost: $96,268,996)		$158,199,341

	Cash and other assets, less liabilities 0.3%		543,967

	Net Assets 100.0%		$158,743,308

*	Indicates securities that do not produce income.

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB SMID CAP FUND	29

RMB Dividend Growth Fund

Portfolio Holdings As of December 31, 2019

	Number of
	Shares	Value
Common Stocks 96.2%
(percentage of net assets)

AEROSPACE & DEFENSE 3.9%
Raytheon Co.	2,047	$449,808

BANKS 4.8%
Citigroup, Inc.	3,189	254,769
US Bancorp	5,066	300,363
		555,132

BEVERAGES 3.1%
Diageo PLC — ADR	2,120	357,050

BIOTECHNOLOGY 2.5%
Amgen, Inc.	1,187	286,150

CAPITAL MARKETS 6.5%
CME Group, Inc.	1,757	352,665
Morgan Stanley	7,707	393,982
		746,647

CHEMICALS 2.3%
Ecolab, Inc.	1,393	268,835

COMMERCIAL SERVICES & SUPPLIES 2.8%
Ritchie Bros Auctioneers, Inc.	7,370	316,541

COMMUNICATIONS EQUIPMENT 2.0%
Cisco Systems, Inc.	4,721	226,419

CONTAINERS & PACKAGING 2.8%
Avery Dennison Corp.	2,429	317,762

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 6.1%
Amphenol Corp. — Class A	3,186	344,821
CDW Corp.	2,535	362,099
		706,920

EQUITY REAL ESTATE INVESTMENT 4.0%
American Tower Corp.	2,024	465,156

HEALTH CARE EQUIPMENT & SUPPLIES 6.5%
Becton, Dickinson & Co.	1,318	358,457
Danaher Corp.	2,553	391,834
		750,291

HEALTH CARE PROVIDERS & SERVICES 3.8%
UnitedHealth Group, Inc.	1,499	440,676

HOTELS, RESTAURANTS & LEISURE 5.4%
Starbucks Corp.	4,044	355,548
Vail Resorts, Inc.	1,097	263,094
		618,642

INFORMATION TECHNOLOGY SERVICES 8.3%
Accenture PLC — Class A	1,852	389,976
Jack Henry & Associates, Inc.	1,908	277,938
Visa, Inc. — Class A	1,529	287,299
		955,213

INSURANCE 2.4%
American Financial Group, Inc.	2,565	281,252

MACHINERY 3.1%
Illinois Tool Works, Inc.	1,959	351,895

OIL, GAS & CONSUMABLE FUELS 1.8%
EOG Resources, Inc.	2,506	209,903

PHARMACEUTICALS 4.1%
Johnson & Johnson	3,238	472,327

ROAD & RAIL 3.5%
Union Pacific Corp.	2,210	399,546

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.8%
Analog Devices, Inc.	1,696	201,553

SOFTWARE 6.4%
Microsoft Corp.	4,688	739,298

SPECIALTY RETAIL 3.4%
Home Depot, Inc. (The)	1,774	387,406

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS 4.9%
Apple, Inc.	1,936	568,506
Total Common Stocks (Cost: $7,820,904)		11,072,928

Short-Term Investments 4.0%
(percentage of net assets)

MONEY MARKET FUND 4.0%
First American Government Obligations Fund — Class X — 1.51%[a]	464,803	464,803
Total Short-Term Investments (Cost: $464,803)		464,803

Total Investments 100.2% (Cost: $8,285,707)		$11,537,731

Liabilities, less cash and other assets (0.2)%		(23,502)

Net Assets 100.0%		$11,514,229

ADR American Depositary Receipt

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

30	RMB DIVIDEND GROWTH FUND	See Notes to Financial Statements

Statements of Assets and Liabilities As of December 31, 2019

			RMB Mendon
		RMB Mendon	Financial
		Financial	Long/Short
	RMB Fund	Services Fund	Fund
Assets:
Investments at cost (unaffiliated)	$68,055,456	$279,062,928	$72,800,552
Investments at cost (affiliated)	—	24,227,638	—
Investments at value (unaffiliated)	$111,432,112	$362,391,349	$88,655,552
Investments at value (affiliated)	—	25,431,725	—
Cash on deposit for written options and short sales	—	978,381	15,979,714
Dividends and interest receivable	91,436	464,890	123,172
Receivable for capital stock sold	6,657	145,280	47,357
Receivable for investments sold	—	—	68,944
Prepaid expenses	20,384	31,204	22,428
Total assets	111,550,589	389,442,829	104,897,167

Liabilities:
Payable for fund shares redeemed	137,227	972,691	152,569
Payable for investments purchased	—	792,191	387,892
Short sales at value*	—	—	15,901,038
Options written at value**	—	480,153	1,179,010
Payable for investment advisory fees (Note 2)	55,753	245,940	67,743
Payable for audit fees	18,999	18,999	18,999
Payable for distribution fees and service fees (Note 3)	18,843	54,506	16,441
Payable for trustee fees	—	512	227
Payable for custody fees	1,236	6,633	2,836
Accrued expenses and other payables	25,234	156,371	75,986
Total liabilities	257,292	2,727,996	17,802,741
Net assets	$111,293,297	$386,714,833	$87,094,426

Net Assets Consists Of:
Capital paid-in	$66,123,648	$306,734,582	$79,296,835
Total distributable earnings	45,169,649	79,980,251	7,797,591
Net assets	$111,293,297	$386,714,833	$87,094,426

By share class:

Net assets:
Class A	$77,151,853	$117,615,402	$25,727,970
Class C	$2,944,046	$34,796,905	$12,209,242
Class I	$31,197,398	$234,302,526	$49,157,214

NAV (par value $0.10 per share)
Class A	$28.19	$41.70	$16.05
Class C	$22.91	$37.40	$14.67
Class I	$28.27	$42.39	$16.28

Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,736,938	2,820,396	1,603,353
Class C	128,501	930,443	832,002
Class I	1,103,654	5,527,555	3,019,665

*	The payables for short sales include proceeds received for the following amounts: RMB Mendon Financial Long/Short Fund $14,463,625.

**	The payables for options written include premiums received for the following amounts: RMB Mendon Financial Services Fund $498,030 and RMB Mendon Financial Long/Short Fund $1,641,369.

See Notes to Financial Statements	ASSETS AND LIABILITIES	31

Statements of Assets and Liabilities As of December 31, 2019

	RMB	RMB	RMB	RMB	RMB
	International	Japan	Small Cap	SMID Cap	Dividend
	Fund	Fund	Fund	Fund	Growth Fund

Assets:
Investments at cost (unaffiliated)	$204,126,656	$62,730,438	$67,085,609	$96,268,996	$8,285,707
Investments at value (unaffiliated)	$215,861,747	$70,084,480	$101,038,044	$158,199,341	$11,537,731
Dividends and interest receivable	405,528	260,053	77,454	142,990	20,414
Receivable for capital stock sold	15,818	2,011	1,628	123,214	—
Receivable for investments sold	—	—	2,731,374	435,536	—
Due from adviser	—	—	—	—	727
Prepaid expenses	26,685	19,102	5,906	7,857	3,239
Total assets	216,309,778	70,365,646	103,854,406	158,908,938	11,562,111

Liabilities:
Payable for fund shares redeemed	108,543	21,688	49,784	—	—
Payable for investment advisory fees (Note 2)	135,650	57,687	76,657	95,939	—
Payable to line of credit (Note 7)	—	—	2,467,000	—	—
Payable for audit fees	15,001	15,001	28,500	30,000	27,000
Payable for administration fees	8,528	8,593	8,536	8,501	8,534
Payable for custody fees	6,632	8,256	1,542	3,014	528
Payable for transfer agent fees	2,146	5,743	4,946	5,410	5,071
Payable for legal fees	2,722	1,580	8,268	12,901	2,412
Accrued expenses and other payables	615	2,389	8,467	9,865	4,337
Total liabilities	279,837	120,937	2,653,700	165,630	47,882
Net assets	$216,029,941	$70,244,709	$101,200,706	$158,743,308	$11,514,229

Net Assets Consists Of:
Capital paid-in	$217,864,756	$68,628,084	$63,603,376	$93,311,988	$8,353,188
Total distributable earnings	(1,834,815)	1,616,625	37,597,330	65,431,320	3,161,041
Net assets	$216,029,941	$70,244,709	$101,200,706	$158,743,308	$11,514,229

By share class:

Net assets:
Class I	$216,029,941	$70,244,709	$101,200,706	$158,743,308	$11,514,229

NAV (par value $0.10 per share)
Class I	$9.20	$9.98	$13.83	$10.80	$15.57

Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	23,482,240	7,036,548	7,316,543	14,701,384	739,570

32	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Operations For the year ended December 31, 2019

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB Fund	Services Fund	Long/Short Fund

Investment Income:
Dividends (unaffiliated)	$1,147,739	$5,163,220	$1,389,730
Interest	69,936	246,703	431,452
Total income	1,217,675	5,409,923	1,821,182

Expenses:
Investment advisory fees (Note 2)	598,031	3,483,458	978,327
Performance adjustment	—	—	(108,703)
Dividend expense on securities sold short	—	—	494,960
Service fees (Class C) (Note 3)	7,101	93,979	35,937
Distribution fees (Class A) (Note 3)	180,591	358,049	94,442
Distribution fees (Class C) (Note 3)	21,304	281,936	107,812
Transfer agent fees	58,990	527,372	143,378
Interest expense (Note 7)	—	128	—
Other expenses	252,808	770,655	295,406
Total expenses	1,118,825	5,515,577	2,041,559
Net investment income/(loss)	$98,850	$(105,654)	$(220,377)

Net Realized and Unrealized Gain/(Loss) on Investments, Purchased and Written Options, and Short Sales
Realized gain/(loss) on:
Investments (unaffiliated)	2,726,284	3,616,436	4,076,095
Investments (affiliated)	—	(262,664)	—
Purchased options	—	—	(12,000,448)
Written options	—	391,897	3,172,063
Short sales transactions	—	—	(928,934)
Net realized gain/(loss) from investments, purchased and written options, and short sales transactions	2,726,284	3,745,669	(5,681,224)

Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	27,526,913	90,248,027	19,864,312
Investments (affiliated)	—	(2,781,654)	—
Purchased options	—	—	(31,639)
Written options	—	(324,507)	2,261,131
Short sales transactions	—	—	(2,753,441)
Net unrealized appreciation/depreciation of investments, purchased and written options, and short sales transactions	27,526,913	87,141,866	19,340,363
Net realized and unrealized gain on investments, purchased and written options, and short sales transactions	30,253,197	90,887,535	13,659,139
Net increase in net assets resulting from operations	$30,352,047	$90,781,881	$13,438,762

See Notes to Financial Statements	OPERATIONS	33

Statements of Operations For the year ended December 31, 2019

			RMB Small Cap Fund
	RMB		Period Ended	Year Ended
	International	RMB Japan	December 31,	June 30,
	Fund	Fund	2019[1]	2019

Investment Income:
Dividends (unaffiliated)	$3,604,112 [2]	$1,274,124 [2]	$797,743	$1,646,345
Interest	266,968	46,422	53,178	87,667
Total income	3,871,080	1,320,546	850,921	1,734,012

Expenses:
Investment advisory fees (Note 2)	1,309,984	574,761	583,915	1,226,111
Legal fees	54,027	24,622	27,340	40,959
Administration fees	50,925	50,789	25,405	53,100
Transfer agent fees	42,054	41,664	21,170	24,000
Audit fees	15,000	15,000	13,833	17,150
Interest expenses (Note 7)	—	83	4,073	—
Other expenses	174,716	111,194	49,677	140,837
Total expenses before reimbursement or recovery	1,646,706	818,113	725,413	1,502,157
(Less)/Plus: (reimbursement)/recovery of expenses by adviser	10,417	12,180	(79,033)	(153,434)
Total expenses	1,657,123	830,293	646,380	1,348,723
Net investment income	$2,213,957	$490,253	$204,541	$385,289

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments (unaffiliated)	(10,787,488)	(1,165,490)	8,942,587	19,852,083
Foreign currency transactions	(5,185)	1,650	—	—
Net realized gain/(loss) from investments and foreign currency	(10,792,673)	(1,163,840)	8,942,587	19,852,083

Change in net unrealized appreciation/depreciation on:
Investments (unaffiliated)	36,631,990	10,669,070	(1,869,369)	(16,340,739)
Foreign currency translations	1,593	199	—	—
Net unrealized appreciation/depreciation from investments and foreign currency	36,633,583	10,669,269	(1,869,369)	(16,340,739)
Net realized and unrealized gain on investments and foreign currency	25,840,910	9,505,429	7,073,218	3,511,344
Net increase in net assets resulting from operations	$28,054,867	$9,995,682	$7,277,759	$3,896,633

[1]	RMB Small Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019. Amounts shown reflect the activity for the 6 months ended December 31, 2019. Year ended June 30, 2019 information is presented for this Fund due to the fiscal year end change.

[2]	Net of foreign taxes withheld of $520,641 and $143,871, respectively.

34	OPERATIONS	See Notes to Financial Statements

Statements of Operations For the period ended December 31, 2019

	RMB SMID Cap Fund		RMB Dividend Growth Fund
	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	June 30,	December 31,	June 30,
	2019[1]	2019	2019[1]	2019
Investment Income:
Dividends (unaffiliated)	$1,074,526	$2,020,209	$318,850 [2]	$678,790	[2]
Interest	46,885	128,474	10,483	19,782
Total income	1,121,411	2,148,683	329,333	698,572

Expenses:
Investment advisory fees (Note 2)	727,636	1,561,975	113,118	219,094
Legal fees	36,471	55,998	14,760	29,239
Administration fees	25,372	53,010	25,326	52,563
Transfer agent fees	16,830	31,678	17,270	10,110
Audit fees	14,334	18,149	13,333	18,650
Interest expense (Note 7)	7,786	—	—	—
Other expenses	65,851	202,036	21,440	90,979
Total expenses before reimbursement or recovery	894,280	1,922,846	205,247	420,635
(Less)/Plus: (reimbursement)/recovery of expenses by adviser	(73,254)	(177,109)	(66,026)	(150,981)
Total expenses	821,026	1,745,737	139,221	269,654
Net investment income	$300,385	$402,946	$190,112	$428,918

Net Realized and Unrealized Gain/(Loss) on Investments
Realized gain/(loss) on:
Investments (unaffiliated)	13,499,295	10,469,599	(167,074)	457,462
In-kind redemptions	—	—	9,723,377	—
Net realized gain from investments	13,499,295	10,469,599	9,556,303	457,462

Change in net unrealized appreciation/depreciation on:
Investments (unaffiliated)	(1,264,618)	(1,514,558)	(5,866,698)	3,336,599
Net unrealized appreciation/depreciation from investments	(1,264,618)	(1,514,558)	(5,866,698)	3,336,599
Net realized and unrealized gain on investments	12,234,677	8,955,041	3,689,605	3,794,061
Net increase in net assets resulting from operations	$12,535,062	$9,357,987	$3,879,717	$4,222,979

[1]	RMB SMID Cap Fund and RMB Dividend Growth Fund changed fiscal year ends from June 30 to December 31 effective close of business September 5, 2019. Amounts shown reflect the activity for the 6 months ended December 31, 2019. Year ended June 30, 2019 information is presented for each Fund due to the fiscal year end change.

[2]	Net of foreign taxes withheld of $1,513 for period ended December 31, 2019 and $2,489 for the period ended June 30, 2019, respectively.

See Notes to Financial Statements	OPERATIONS	35

Statements of Changes in Net Assets

			RMB Mendon Financial		RMB Mendon Financial
	RMB Fund		Services Fund		Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Increase/(Decrease) in Net Assets From operations:
Net investment income/(loss)	$98,850	$100,897	$(105,654)	$(531,377)	$(220,377)	$(168,543)
Net realized gain/(loss) on transactions	2,726,284	3,843,324	3,745,669	16,838,625	(5,681,224)	9,137,036
Change in unrealized appreciation/depreciation	27,526,913	(5,855,910)	87,141,866	(140,277,102)	19,340,363	(47,646,986)
Net increase/(decrease) in net assets resulting from operations	30,352,047	(1,911,689)	90,781,881	(123,969,854)	13,438,762	(38,678,493)

Distributions to shareholders:
Net distributions to shareholders – Class A Shares	(1,257,925)	(5,734,042)	(1,008,714)	(9,589,432)	—	—
Net distributions to shareholders – Class C Shares	(57,967)	(280,676)	(332,287)	(2,361,892)	—	—
Net distributions to shareholders – Class I Shares	(573,970)	(767,953)	(1,969,257)	(17,532,845)	—	—
Total distributions to shareholders	(1,889,862)	(6,782,671)	(3,310,258)	(29,484,169)	—	—
Increase/(decrease) in net assets derived from capital share transactions	9,117,490	151,427	(232,573,111)	51,229,663	(51,766,344)	(77,558,862)
Redemption fees	—	—	—	43,990	—	2,434
Total increase/(decrease) in net assets	37,579,675	(8,542,933)	(145,101,488)	(102,180,370)	(38,327,582)	(116,234,921)

Net assets:
Beginning of year	73,713,622	82,256,555	531,816,321	633,996,691	125,422,008	241,656,929
End of year	$111,293,297	$73,713,622	$386,714,833	$531,816,321	$87,094,426	$125,422,008

36	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

			RMB Mendon Financial		RMB Mendon Financial
	RMB Fund		Services Fund		Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$641,024	$595,012	$9,618,632	$71,542,073	$3,273,656	$11,808,966
Net proceeds from reinvestment of dividends	1,142,217	5,272,828	967,597	9,109,764	—	—
Cost of shares redeemed	(7,856,665)	(9,284,216)	(97,976,980)	(190,748,621)	(20,204,307)	(55,726,867)
Net decrease	$(6,073,424)	$(3,416,376)	$(87,390,751)	$(110,096,784)	$(16,930,651)	$(43,917,901)

Class C shares
Net proceeds from sales of shares	$76,197	$195,260	$2,764,941	$8,533,510	$962,542	$2,961,848
Net proceeds from reinvestment of dividends	52,136	261,552	306,124	2,199,128	—	—
Cost of shares redeemed	(576,343)	(1,366,049)	(15,566,610)	(17,167,814)	(7,144,973)	(6,871,179)
Net decrease	$(448,010)	$(909,237)	$(12,495,545)	$(6,435,176)	$(6,182,431)	$(3,909,331)

Class I shares
Net proceeds from sales of shares	$20,519,655	$8,191,563	$79,761,006	$303,541,104	$27,092,500	$41,714,262
Net proceeds from reinvestment of dividends	560,008	756,694	1,818,140	16,212,135	—	—
Cost of shares redeemed	(5,440,739)	(4,471,217)	(214,265,961)	(151,991,616)	(55,745,762)	(71,445,892)
Net increase/(decrease)	$15,638,924	$4,477,040	$(132,686,815)	$167,761,623	$(28,653,262)	$(29,731,630)
Net increase/(decrease) in net assets derived from capital share transactions	$9,117,490	$151,427	$(232,573,111)	$51,229,663	$(51,766,344)	$(77,558,862)

Share Transactions
Class A
Shares sold	25,191	26,851	256,958	1,600,911	217,355	670,187
Shares issued on reinvestment of distributions	41,459	240,878	23,486	253,683	—	—
Shares redeemed	(306,513)	(382,882)	(2,645,905)	(4,356,141)	(1,350,666)	(3,309,808)
Net decrease in shares outstanding	(239,863)	(115,153)	(2,365,461)	(2,501,547)	(1,133,311)	(2,639,621)

Class C
Shares sold	3,563	10,813	80,920	206,780	70,419	183,704
Shares issued on reinvestment of distributions	2,327	14,539	8,283	67,687	—	—
Shares redeemed	(27,816)	(67,296)	(462,407)	(430,430)	(518,630)	(436,960)
Net decrease in shares outstanding	(21,926)	(41,944)	(373,204)	(155,963)	(448,211)	(253,256)

Class I
Shares sold	871,371	339,192	2,116,610	6,801,777	1,780,460	2,385,345
Shares issued on reinvestment of distributions	20,276	34,489	43,424	446,036	—	—
Shares redeemed	(212,901)	(185,885)	(5,669,779)	(3,735,200)	(3,681,668)	(4,284,028)
Net increase/(decrease) in shares outstanding	678,746	187,796	(3,509,745)	3,512,613	(1,901,208)	(1,898,683)

See Notes to Financial Statements	CAPITAL STOCK ACTIVITY	37

Statements of Changes in Net Assets

	RMB International Fund		RMB Japan Fund		RMB Small Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	June 30,	June 30,
	2019	2018	2019	2018	2019[1]	2019	2018
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$2,213,957	$268,491	$490,253	$160,489	$204,541	$385,289	$1,250,455
Net realized gain/(loss) on transactions	(10,792,673)	(2,500,066)	(1,163,840)	(4,258,726)	8,942,587	19,852,083	33,825,932
In-kind redemptions	—	—	—	—	—	—	23,194,681
Change in unrealized appreciation/depreciation	36,633,583	(24,898,022)	10,669,269	(3,312,801)	(1,869,369)	(16,340,739)	(23,767,124)
Net increase/(decrease) in net assets resulting from operations	28,054,867	(27,129,597)	9,995,682	(7,411,038)	7,277,759	3,896,633	34,503,944

Distributions to shareholders:
Net distributions to shareholders – Class I Shares	(2,510,320)	(258,083)	(798,824)	(168,775)	(5,505,586)	(32,279,821)	(48,818,803)
Total distributions to shareholders	(2,510,320)	(258,083)	(798,824)	(168,775)	(5,505,586)	(32,279,821)	(48,818,803)

Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	102,154,868	172,101,159	32,294,573	71,345,662	3,132,723	24,683,760	11,110,290
Net proceeds from reinvestment of dividends	2,442,833	253,104	762,854	168,124	4,721,272	27,431,100	44,415,511
Cost of shares redeemed	(26,910,988)	(32,267,970)	(16,323,652)	(19,719,463)	(26,846,595)	(53,155,030)	(188,767,328)
Increase/(Decrease) in net assets derived from capital share transactions	77,686,713	140,086,293	16,733,775	51,794,323	(18,992,600)	(1,040,170)	(133,241,527)
Total increase/(decrease) in net assets	$103,231,260	$112,698,613	$25,930,633	$44,214,510	$(17,220,427)	$(29,423,358)	$(147,556,386)

Net assets:
Beginning of year/period	112,798,681	100,068	44,314,076	99,566	118,421,133	147,844,491	295,400,877
End of year/period	$216,029,941	$112,798,681	$70,244,709	$44,314,076	$101,200,706	$118,421,133	$147,844,491

Share Transactions
Class I
Shares sold	11,850,953	18,223,199	3,567,086	7,288,166	227,706	1,739,990	609,620
Shares issued on reinvestment of distributions	269,035	31,325	75,158	18,516	345,881	2,287,832	2,569,235
Shares redeemed	(3,089,358)	(3,812,914)	(1,769,303)	(2,153,075)	(1,942,481)	(3,224,844)	(10,574,812)
Net increase/(decrease) in shares outstanding	9,030,630	14,441,610	1,872,941	5,153,607	(1,368,894)	802,978	(7,395,957)

[1]	RMB Small Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019. Amounts shown reflect the activity for the 6 months ended December 31, 2019.

38	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets (Continued)

	RMB SMID Cap Fund			RMB Dividend Growth Fund
	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	June 30,	June 30,	December 31,	June 30,	June 30,
	2019[1]	2019	2018	2019[1]	2019	2018
Increase/(Decrease) in Assets

From operations:
Net investment income	$300,385	$402,946	$1,441,694	$190,112	$428,918	$332,158
Net realized gain/(loss) on transactions	13,499,295	10,469,599	46,319,409	(167,074)	457,462	5,494,852
In-kind redemptions	—	—	—	9,723,377	—	—
Change in unrealized appreciation/ depreciation	(1,264,618)	(1,514,558)	(6,821,152)	(5,866,698)	3,336,599	(1,511,141)
Net increase in net assets resulting from operations	12,535,062	9,357,987	40,939,951	3,879,717	4,222,979	4,315,869

Distributions to shareholders:
Net distributions to shareholders – Class I Shares	(20,620,227)	(21,935,430)	(36,461,509)	(639,106)	(5,475,409)	(2,107,997)
Total distributions to shareholders	(20,620,227)	(21,935,430)	(36,461,509)	(639,106)	(5,475,409)	(2,107,997)

Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	4,509,403	11,577,055	13,310,130	264,654	630,273	1,925,364
Net proceeds from reinvestment of dividends	19,054,442	20,627,666	34,606,613	545,439	4,982,876	1,893,827
Cost of shares redeemed	(38,323,170)	(31,577,749)	(169,735,938)	(28,089,928)	(1,565,291)	(9,807,843)
Increase/(decrease) in net assets derived from capital share transactions	(14,759,325)	626,972	(121,819,195)	(27,279,835)	4,047,858	(5,988,652)
Total increase/(decrease) in net assets	$(22,844,490)	$(11,950,471)	$(117,340,753)	$(24,039,224)	$2,795,428	$(3,780,780)
Net assets:
Beginning of year/period	181,587,798	193,538,269	310,879,022	35,553,453	32,758,025	36,538,805
End of year/period	$158,743,308	$181,587,798	$193,538,269	$11,514,229	$35,553,453	$32,758,025

Share Transactions
Class I
Shares sold	405,298	987,315	1,115,777	17,785	48,690	133,753
Shares issued on reinvestment of distributions	1,800,987	2,098,440	3,004,998	36,038	392,114	133,277
Shares redeemed	(3,359,533)	(2,773,444)	(14,235,680)	(1,830,419)	(111,619)	(678,394)
Net increase/(decrease) in shares outstanding	(1,153,248)	312,311	(10,114,905)	(1,776,596)	329,185	(411,364)

[1]	RMB SMID Cap Fund and RMB Dividend Growth Fund changed fiscal year ends from June 30 to December 31 effective close of business September 5, 2019. Amounts shown reflect the activity for the 6 months ended December 31, 2019.

See Notes to Financial Statements	CHANGES IN NET ASSETS	39

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized			Distributions
			and			from capital
	Net asset	Net	unrealized		Dividends	gains (from
	value,	investment	gain (loss)	Total from	from net	securities
	beginning	income	on securities	investment	investment	and options	Total
	of period	(loss)[a]	and options	operations	income	transactions)	distributions
RMB Fund
CLASS A SHARES
12/31/2019	$20.90	$0.01	$7.75	$7.76	$(0.01)	$(0.46)	$(0.47)
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	(9.50)	(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	(3.43)	(3.43)

CLASS C SHARES
12/31/2019	$17.18	$(0.14)	$6.33	$6.19	$—	$(0.46)	$(0.46)
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	(9.50)	(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	(3.43)	(3.43)

CLASS I SHARES
12/31/2019	$20.96	$0.08	$7.76	$7.84	$(0.07)	$(0.46)	$(0.53)
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
For the period from 2/1/2017[c] through 12/31/2017	26.41	0.15	5.30	5.45	(0.16)	(8.14)	(8.30)

RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2019	$34.25	$(0.04)	$7.85	$7.81	$—	$(0.36)	$(0.36)
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	(0.62)	(0.62)
12/31/2015	27.88	—	5.70	5.70	—	(1.27)	(1.27)

CLASS C SHARES
12/31/2019	$30.98	$(0.29)	$7.07	$6.78	$—	$(0.36)	$(0.36)
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	(0.62)	(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	(1.27)	(1.27)

CLASS I SHARES
12/31/2019	$34.72	$0.05	$7.98	$8.03	$—	$(0.36)	$(0.36)
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)
For the period from 2/1/2017[c] through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

[a]	Per share values have been calculated using the average share method.

[b]	Less than $0.01 per share.

[c]	Commencement of operations.

[d]	Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

[e]	Annualized.

[f]	Not Annualized.

[g]	Includes interest expense of $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

40	FINANCIAL HIGHLIGHTS

					Ratio to average net assets %
					Ratio of total		Ratio of total
					expenses after		expenses before
					extraordinary		extraordinary
		Net asset		Net assets,	expense and		expense and		Ratio of net
Redemption		value, end	Total	end of period	reimbursement/		reimbursement/		investment	Portfolio
fees		of period	return %	(in $000’s)	recovery		recovery		income (loss)	turnover rate %

$—		$28.19	37.16	$77,152	1.16		1.16		0.06	22
—		20.90	(2.84)	62,225	1.25		1.25		0.14	23
0.00	[b]	23.56	22.49	72,848	1.29		1.29		0.27	45
0.01		25.93	1.36	78,787	1.63		1.55		0.02	51
0.00	[b]	34.90	1.52	110,275	1.38		1.38		0.28	17

$—		$22.91	36.07	$2,944	1.91		1.91		(0.69)	22
—		17.18	(3.51)	2,584	2.00		2.00		(0.60)	23
—		19.87	21.57	3,823	2.04		2.04		(0.48)	45
0.00	[b]	23.02	0.57	4,927	2.39		2.30		(0.73)	51
0.00	[b]	32.19	0.77	11,507	2.13		2.13		(0.47)	17

$—		$28.27	37.53	$31,197	0.91		0.91		0.32	22
—		20.96	(2.62)	8,905	1.02		1.02		0.43	23

0.00	[b]	23.56	20.52 [d]	5,586	1.04	[e]	1.04	[e]	0.52 [e]	45	f

$—		$41.70	22.80	$117,615	1.28	[g]	1.28	[g]	(0.12)	27
0.00	[b]	34.25	(17.02)	177,624	1.27		1.27		(0.15)	58
0.00	[b]	43.40	11.99	333,628	1.33		1.33		(0.39)	59
0.01		41.30	29.77	420,479	1.42		1.41		0.05	71
0.00	[b]	32.31	20.43	224,755	1.71		1.61		0.02	62

$—		$37.40	21.88	$34,797	2.03	[g]	2.03	[g]	(0.87)	27
0.00	[b]	30.98	(17.65)	40,385	2.02		2.02		(0.89)	58
0.00	[b]	39.76	11.17	58,027	2.08		2.08		(1.14)	59
0.00	[b]	38.32	28.76	47,247	2.17		2.16		(0.73)	71
0.00	[b]	30.25	19.55	27,017	2.46		2.36		(0.73)	62

$—		$42.39	23.13	$234,303	1.03	[g]	1.03	[g]	0.14	27
0.00	[b]	34.72	(16.84)	313,808	1.02		1.02		0.13	58

0.00	[b]	43.87	13.02 [d]	242,342	1.08	[e]	1.08	[e]	(0.14)[e]	59	[f]

FINANCIAL HIGHLIGHTS	41

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized			Distributions
			and			from capital
	Net asset	Net	unrealized		Dividends	gains (from
	value,	investment	gain (loss)	Total from	from net	securities
	beginning	income	on securities	investment	investment	and options	Total
	of period	(loss)[a]	and options	operations	income	Transactions)	distributions
RMB Mendon Financial Long/Short Fund
CLASS A SHARES
12/31/2019	$14.10	$(0.04)	$1.99	$1.95	$—	$—	$—
12/31/2018	17.67	(0.03)	(3.54)	(3.57)	—	—	—
12/31/2017	18.24	(0.15)	(0.42)	(0.57)	—	—	—
12/31/2016	16.80	(0.07)	1.59	1.52	—	(0.08)	(0.08)
12/31/2015	14.92	(0.07)	2.33	2.26	—	(0.39)	(0.39)
CLASS C SHARES
12/31/2019	$12.99	$(0.14)	$1.82	$1.68	$—	$—	$—
12/31/2018	16.39	(0.14)	(3.26)	(3.40)	—	—	—
12/31/2017	17.03	(0.25)	(0.39)	(0.64)	—	—	—
12/31/2016	15.80	(0.17)	1.48	1.31	—	(0.08)	(0.08)
12/31/2015	14.17	(0.17)	2.19	2.02	—	(0.39)	(0.39)
CLASS I SHARES
12/31/2019	$14.27	$0.00 [b]	$2.01	$2.01	$—	$—	$—
12/31/2018	17.82	0.03	(3.58)	(3.55)	—	—	—
12/31/2017	18.33	(0.10)	(0.41)	(0.51)	—	—	—
12/31/2016	16.84	(0.02)	1.59	1.57	—	(0.08)	(0.08)
For the period from 8/19/2015[c] through 12/31/2015	16.39	—	0.83	0.83	—	(0.39)	(0.39)

[a]	Per share values have been calculated using the average share method.

[b]	Less than $0.01 per share.

[c]	Commencement of operations.

[d]	Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

[e]	Annualized.

[f]	Not Annualized.

[g]	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.50%, 1.44%, 1.58%, 1.75%, and 1.85%, for 12/31/2019, through 12/31/2015, respectively.

[h]	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.50%, 1.44%, 1.58%, 1.68%, and 1.74%, for 12/31/2019, through 12/31/2015, respectively.

[i]	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 0.17%, 0.11%, (0.41%), (0.02%), and (0.01%), for 12/31/2019, through 12/31/2015, respectively.

[j]	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.74%.

[k]	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.21%, 2.14%, 2.28% 2.45%, and 2.55%, for 12/31/2019, through 12/31/2015, respectively.

[l]	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.21%, 2.14%, 2.28% 2.38%, and 2.44%, for 12/31/2019, through 12/31/2015, respectively.

[m]	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.53%), (0.56%), (1.11%), (0.72%), and (0.71%), for 12/31/2019, through 12/31/2015, respectively.

[n]	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 2.43%.

[o]	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.20%, 1.10%, 1.28%, 1.39%, and 1.44%, for 12/31/2019, through 12/31/2015, respectively.

[p]	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.20%, 1.10%, 1.28%, 1.38%, and 1.44%, for 12/31/2019, through 12/31/2015, respectively.

[q]	Ratio of net investment income (loss), excluding extraordinary expense dividend and interest expense on securities sold short, would have been 0.47%, 0.48%, (0.11%), 0.33%, and (0.40%), for 12/31/2019, through 12/31/2015, respectively.

[r]	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.38%.

42	FINANCIAL HIGHLIGHTS

					Ratio to average net assets %
					Ratio of total		Ratio of total
					expenses after		expenses before
					extraordinary		extraordinary
		Net asset		Net assets,	expense and		expense and		Ratio of net
Redemption		value, end	Total	end of period	reimbursement/		reimbursement/		investment	Portfolio
fees		of period	return %	(in $000’s)	recovery		recovery		income (loss)	turnover rate %

$—		$16.05	13.67	$25,728	1.96	[g]	1.96	[h]	(0.29)[i]	98
0.00	b	14.10	(20.09)	38,594	1.73	[g]	1.73	[h]	(0.18)[i]	67
0.00	b	17.67	(3.07)	95,001	2.01	[g]	2.01	[h]	(0.84)[i]	82
0.00	b	18.24	9.14	196,133	2.18	[g,j]	2.1	lh	(0.46)[i]	61
0.01		16.80	15.10	319,796	2.24	[g]	2.14	[h]	(0.40)[i]	72

$—		$14.67	12.85	$12,209	2.67	[k]	2.67	[l]	(0.99)[m]	98
—		12.99	(20.68)	16,626	2.43	[k]	2.43	[l]	(0.85)[m]	67
—		16.39	(3.76)	25,130	2.71	[k]	2.71	[l]	(1.54)[m]	82
0.00	b	17.03	8.32	28,143	2.88	[k,n]	2.81	[l]	(1.16)[m]	61
0.00	b	15.80	14.21	25,160	2.94	[k]	2.84	[l]	(1.10)[m]	72

$—		$16.28	14.01	$49,157	1.66	[o]	1.66	[p]	0.02 [q]	98
0.00	b	14.27	(19.87)	70,202	1.43	[o]	1.43	[p]	0.16 [q]	67
0.00	b	17.82	(2.78)	121,526	1.71	[o]	1.71	[p]	(0.54)[q]	82
0.00	b	18.33	9.41	77,338	1.82	[o,r]	1.82	[p]	(0.13)[q]	61
0.01		16.84	5.03 [d]	41,369	1.84	[e,o]	1.84	[e,p]	0.00 [e,q]	72	[f]

FINANCIAL HIGHLIGHTS	43

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations					Less distributions
				Net realized			Distributions
	Net asset	Net		and		Dividends	from capital
	value,	investment		unrealized	Total from	from net	gains (from
	beginning	income		gain (loss)	investment	investment	securities	Total
	of period	(loss)		on securities	operations	income	transactions)	distributions
RMB International Fund
CLASS I SHARES
12/31/2019	$7.81	$0.11	[a]	$1.39	$1.50	$(0.11)	$—	$(0.11)
12/31/2018	10.01	0.04	[a]	(2.22)	(2.18)	(0.02)	—	(0.02)
For the period from 12/27/2017[b] through 12/31/2017	10.00	—	[a]	0.01	0.01	—	—	—
RMB Japan Fund
CLASS I SHARES
12/31/2019	$8.58	$0.07	[a]	$1.44	$1.51	$(0.11)	$—	$(0.11)
12/31/2018	9.96	0.06	[a]	(1.41)	(1.35)	(0.03)	—	(0.03)
For the period from 12/27/2017[b] through 12/31/2017	10.00	(0.00)[a,f]		(0.04)	(0.04)	—	—	—
RMB Small Cap Fund
CLASS I SHARES
For the period from 7/1/2019 through 12/31/2019[g]	$13.63	$0.03		$0.82	$0.85	$(0.06)	$(0.59)	$(0.65)
6/30/2019	18.76	0.04		(0.00)[f]	0.04	—	(5.17)	(5.17)
6/30/2018	19.33	0.08		3.00	3.08	(0.09)	(3.56)	(3.65)
6/30/2017	17.91	0.03		2.09	2.12	(0.04)	(0.66)	(0.70)
6/30/2016	19.97	0.03		(0.49)	(0.46)	(0.01)	(1.59)	(1.60)
6/30/2015	22.96	—		1.33	1.33	—	(4.32)	(4.32)
RMB SMID Cap Fund
CLASS I SHARES
For the period from 7/1/2019 through 12/31/2019[g]	$11.45	$0.03		$0.86	$0.89	$(0.06)	$(1.48)	$(1.54)
6/30/2019	12.45	0.03		0.44	0.47	—	(1.47)	(1.47)
6/30/2018	12.12	0.07		1.94	2.01	(0.07)	(1.61)	(1.68)
6/30/2017	12.93	0.02		1.33	1.35	(0.03)	(2.13)	(2.16)
6/30/2016	13.61	0.02		0.08	0.10	—	(0.78)	(0.78)
6/30/2015	16.31	0.01		0.33	0.34	(0.01)	(3.03)	(3.04)
RMB Dividend Growth Fund
CLASS I SHARES
For the period from 7/1/2019 through 12/31/2019[g]	$14.13	$0.09		$1.60	$1.69	$(0.07)	$(0.18)	$(0.25)
6/30/2019	14.98	0.18		1.49	1.67	(0.26)	(2.26)	(2.52)
6/30/2018	14.06	0.15		1.66	1.81	(0.13)	(0.76)	(0.89)
6/30/2017	12.71	0.11		1.59	1.70	(0.10)	(0.25)	(0.35)
6/30/2016	12.79	0.10		0.43	0.53	(0.09)	(0.52)	(0.61)
6/30/2015	13.18	0.09		0.70	0.79	(0.08)	(1.10)	(1.18)

[a]	Per share values have been calculated using the average share method.

[b]	Commencement of operations.

[c]	Not Annualized.

[d]	Annualized.

[e]	Includes interest expense of $83 or 0.00% for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund of average net assets for the period ended December 31, 2019.

[f]	Less than $0.01 per share.

[g]	RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

44	FINANCIAL HIGHLIGHTS

				Ratio to average net assets %
								Ratio of net		Ratio of net
						Ratio of total		investment		investment
				Ratio of total		expenses		income (loss)		income (loss)
Net asset			Net assets,	expenses after		before		after		before
value, end	Total		end of period	reimbursement/		reimbursement/		reimbursement/		reimbursement/		Portfolio
of period	return %		(in $000’s)	recovery		recovery		recovery		recovery		turnover rate %

$9.20	19.20		$216,030	0.95		0.94		1.27		1.28		112
7.81	(21.81)		112,799	1.15		1.16		0.38		0.37		28

10.01	0.10	[c]	100	1.15	[d]	229.01	[d]	(1.15)[d]		(229.01)[d]		—

$9.98	17.63		$70,245	1.30	[e]	1.28	[e]	0.77		0.79		76
8.58	(13.57)		44,314	1.30		1.84		0.61		0.07		135

9.96	(0.40)[c]		100	1.30	[d]	230.16	[d]	(1.30)[d]		(230.16)[d]		—

$13.83	6.33	[c]	$101,201	1.10	[d,e]	1.24	[d,e]	0.35	[d]	0.21	[d]	6	C
13.63	3.96		118,421	1.10		1.23		0.32		0.19		19
18.76	17.88		147,844	1.10		1.16		0.53		0.47		20
19.33	11.90		295,401	1.10		1.10		0.15		0.15		32
17.91	(1.94)		422,127	1.09		1.09		0.19		0.19		31
19.97	7.14		443,004	1.09		1.09		(0.04)		(0.04)		31

$10.80	8.06	[c]	$158,743	0.96	[d,e]	1.04	[d,e]	0.35	[d]	0.27	[d]	4	C
11.45	5.71		181,588	0.95		1.05		0.22		0.12		16
12.45	18.20		193,538	0.95		1.00		0.58		0.53		14
12.12	11.28		310,879	0.95		0.96		0.12		0.11		34
12.93	1.07		394,652	0.95		0.99		0.11		0.07		31
13.61	3.34		725,952	0.95		0.96		0.05		0.04		37

$15.57	12.07	[c]	$11,514	0.80	[d]	1.18	[d]	1.09	[d]	0.71	[d]	3	C
14.13	13.12		35,553	0.80		1.25		1.27		0.82		23
14.98	13.34		32,758	0.80		1.09		0.97		0.68		58
14.06	13.58		36,539	0.80		1.11		0.86		0.55		26
12.71	4.38		27,800	0.80		1.18		0.80		0.42		24
12.79	6.40		26,207	0.80		1.18		0.67		0.29		27

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements

Organization

RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of eight series: RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund.

Each Fund seeks capital appreciation. RMB International Fund, RMB Japan Fund and RMB Dividend Growth Fund seek long-term capital appreciation.

RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund offer Class I shares.

Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25% (RMB Fund and RMB Mendon Financial Services Fund) and 0.30% (RMB Mendon Financial Long/Short Fund).

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

Class I shares have no initial sales charge and bear no annual distribution and service fee.

Prior to May 1, 2018, RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.

The RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund are the successors to the IronBridge Funds (the ‘‘Predecessor Funds’’). As of close of business on June 21, 2019, pursuant to an Agreement and Plan of Reorganization previously approved by the Predecessor Funds’ shareholders and Board of Trustees, all of the assets and liabilities of each Predecessor Fund were transferred to the corresponding Successor Fund, as set forth in the table below, in exchange for Class I shares of the Successor Fund (the ‘‘Reorganizations’’).

Predecessor Fund	Successor Fund
IronBridge Small Cap Fund	RMB Small Cap Fund
IronBridge SMID Cap Fund	RMB SMID Cap Fund
IronBridge Large Cap Fund	RMB Dividend Growth Fund

The Reorganizations were a tax-free event to the Funds’ shareholders and the investment objective of each Successor Fund was identical to that of its corresponding Predecessor Fund, with the exception of the Dividend Growth Fund that changed to long-term capital appreciation. The Predecessor Funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights of each Successor Fund reflects the operations of the corresponding Predecessor Fund for periods prior to the Reorganizations. The final net asset value of each Predecessor Fund at the time of the Reorganizations served as the beginning net asset value for the corresponding Successor Fund. Information with respect to net assets and other relevant operating data for the Predecessor Funds on the Reorganization date is included below:

	IronBridge	IronBridge	IronBridge
	Small Cap	SMID Cap	Large Cap
	Fund	Fund	Fund
Net assets	$118,978,909	$180,094,492	$35,972,500
Shares outstanding	8,810,935	15,862,806	2,512,941
Net asset value	$13.50	$11.35	$14.31
Investments at fair value	$118,971,223	$180,272,938	$35,944,378
Unrealized appreciation/ depreciation	$37,133,236	$63,269,701	$9,404,823
Undistributed net investment income	$457,490	$421,764	$120,294
Accumulated net realized gain	$5,928,943	$16,842,391	$5,134,790

1. Significant Accounting Policies

Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Investment Valuation

Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Stocks

Equity Securities, Warrants, Exchange-Traded Funds (“ETFs”), and American Depository Receipts (“ADRs”) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

46	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or “NOCP.” The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked prices on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.

Bonds

Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.

Futures and Option contracts

Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.

•	Any options expiring within 30 days that are “out of the money” and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.

Short Sales

The RMB Mendon Financial Long/Short Fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued. During the year ended December 31, 2019, the RMB Mendon Financial Long/Short Fund sold securities short in order to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Sub-Adviser’s research. When a Fund enters into a short sale, the Fund records a liability for the securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The Fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times, cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the Fund’s prime broker. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase.

Shares Valuation

The NAV per share of each share class of each Fund is calculated by dividing the net assets (total asset, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

Foreign Currency Translation

Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.

Multiple Class Allocations

Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Adviser Fees

RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB Mendon Financial Long/Short Fund	0.90%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	1.00%
RMB SMID Cap Fund	0.85%
RMB Dividend Growth Fund	0.65%

The Adviser’s management fee with respect to RMB Mendon Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the Fund’s rolling 36 month average daily net assets) depending on whether and to what extent the Fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The net performance adjustment for the RMB Mendon Financial Long/Short Fund was (0.10%) or ($108,703) which resulted in a net advisory fee for the year ended December 31, 2019 of 0.80% of average daily net assets or $869,624. The Adviser, not the Funds, pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund.

3. Distribution Fees and Commissions

Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated May 31, 2017. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing shares of the Funds. The following Funds pay the Distributor distribution and service fees from the assets of the share classes, and in the amounts, listed below:

Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
RMB Mendon Financial Long/Short Fund	0.30%	0.75%

Service Fees:
		Class C
RMB Fund		0.25%
RMB Mendon Financial Services Fund		0.25%
RMB Mendon Financial Long/Short Fund		0.25%

4. Offering Price

For Class A shares, the offering price as of December 31, 2019, including the maximum 5% sales charge was $29.67, $43.90, and $16.89 for RMB Fund, RMB Mendon Financial

48	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Services Fund and RMB Mendon Financial Long/Short Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

5. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.

	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			1.10%
RMB SMID Cap Fund			0.95%
RMB Dividend Growth Fund			0.80%

Under the Agreement with respect to the RMB Mendon Financial Long/Short Fund, the Adviser contractually limits the “other expenses” (which excludes advisory, distribution and service fees, among others) of each share class of the Fund to 0.65% of average daily net assets.

In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the year ended December 31, 2019, the dividend expense for securities sold short was $494,960 for RMB Mendon Financial Long/Short Fund. The Agreement will remain in effect through May 1, 2020, with the exception of RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund which will remain in effect through June 24, 2020, and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’

Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement or, if applicable, Sub-Advisory Agreement.

Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:

			RMB	RMB	RMB
		RMB	Small	SMID	Dividend
	Expiration	Japan	Cap	Cap	Growth
Year Incurred	Year	Fund	Fund	Fund	Fund
2018	2021	$115,556	$—	$—	$—
2019	2022	$15,745	$81,482	$75,354	$67,943

The RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser. For the year ended December 31, 2019, the Adviser recouped fees of $10,417 from RMB International Fund and $27,924 from RMB Japan Fund.

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended December 31, 2019, were as follows:

	Purchases	Sales
RMB Fund	$28,640,208	$21,099,388
RMB Mendon Financial Services Fund	$121,629,096	$387,595,026
RMB Mendon Financial Long/Short Fund	$101,003,853	$167,996,736
RMB International Fund	$248,670,936	$179,118,500
RMB Japan Fund	$60,521,491	$46,111,990
RMB Small Cap Fund	$6,757,287	$25,801,473
RMB SMID Cap Fund	$7,231,402	$38,218,660
RMB Dividend Growth Fund	$1,098,735	$28,573,814

Included in proceeds of RMB Dividend Growth Fund’s sales is $26,455,060 representing the value of securities transferred in payment of redemptions in kind, resulting in realized gains of $9,723,377.

7. Line of Credit

The Trust has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the aggregate borrowing for each Fund cannot exceed the lesser of $75 million or 33 1∕3% of the net asset market value of the unencumbered assets of the Funds. The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the year ended December 31, 2019, borrowing activity under the line of credit was as follows:

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

	Outstanding	Maximum
	Daily	Amounts	Interest
	Average	Outstanding	Expense	Average	Outstanding
	Balance for	for the	for the	Interest	Balance at
	the Period	Period	Period	Rate	12/31/2019
RMB Mendon Financial Services Fund	$877,000	$877,000	$128	4.25%	$0
RMB Japan Fund	110,333	141,000	83	4.50%	0
RMB Small Cap Fund	2,829,000	4,605,000	4,073	3.75%	2,467,000
RMB SMID Cap Fund	15,572,500	15,703,000	7,786	4.00%	0

8. Distributions and Taxes

Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually, except for the RMB Dividend Growth Fund which distributes income quarterly. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.

The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.

It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019), or expected to be taken in the Funds’ 2020 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2019 and 2018 are as follows:

		RMB Mendon	RMB Mendon	RMB	RMB
	RMB	Financial	Financial	International	Japan
Fiscal year ended 12/31/2019	Fund	Services Fund	Long/Short Fund	Fund	Fund
Distributions paid from:
Ordinary income	$668,228	$—	$—	$2,510,320	$798,824
Long-Term Capital Gain	1,221,634	3,310,235	—	—	—
Total Distributions Paid	$1,889,862	$3,310,235	$—	$2,510,320	$798,824

	RMB	RMB	RMB
	Small Cap	SMID Cap	Dividend
For the period from 7/1/19 to 12/31/2019[1]	Fund	Fund	Growth Fund
Distributions paid from:
Ordinary income	$678,779	$756,944	$192,310
Long-Term Capital Gain	4,826,807	19,863,283	446,796
Total Distributions Paid	$5,505,586	$20,620,227	$639,106

		RMB Mendon	RMB Mendon	RMB	RMB
	RMB	Financial	Financial	International	Japan
Fiscal year ended 12/31/2018	Fund	Services Fund	Long/Short Fund	Fund	Fund
Distributions paid from:
Ordinary income	$2,667	$11,459,795	$—	$258,083	$168,775
Long-Term Capital Gain	6,780,004	18,024,374	—	—	—
Total Distributions Paid	$6,782,671	$29,484,169	$—	$258,083	$168,775

	RMB	RMB	RMB
	Small Cap	SMID Cap	Dividend Growth
Fiscal year ended 6/30/2019[1]	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$—	$4,808,485	$820,113
Long-Term Capital Gain	32,279,821	17,126,945	4,655,296
Total Distributions Paid	$32,279,821	$21,935,430	$5,475,409

50	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

	RMB	RMB	RMB
	Small Cap	SMID Cap	Dividend Growth
Fiscal year ended 6/30/2018[1]	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$4,794,030	$4,523,434	$370,842
Long-Term Capital Gain	44,024,773	31,938,075	1,737,155
Total Distributions Paid	$48,818,803	$36,461,509	$2,107,997

[1]	RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund changed fiscal year ends from June 30 to December 31 effective close of business September 5, 2019.

The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2019.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

		RMB Mendon	RMB Mendon					RMB
		Financial	Financial	RMB	RMB	RMB	RMB	Dividend
	RMB	Services	Long/Short	International	Japan	Small Cap	SMID Cap	Growth
2019	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Tax cost of Investments	$68,035,672	$304,008,716	$57,611,481	$204,126,656	$63,821,732	$67,185,794	$96,707,215	$8,226,107
Unrealized appreciation	43,619,204	90,846,708	19,207,841	15,862,836	8,144,153	35,407,836	64,108,431	3,405,191
Unrealized depreciation	(222,764)	(7,512,503)	(5,243,818)	(4,127,745)	(1,881,405)	(1,555,586)	(2,616,305)	(93,567)
Net unrealized appreciation	43,396,440	83,334,205	13,964,023	11,735,091	6,262,748	33,852,250	61,492,126	3,311,624
Undistributed ordinary income	352,332	—	—	519,239	2,312	—	—	16,525
Undistributed long-term capital gains	1,420,877	—	—	—	—	4,014,765	4,423,306	—
Total distributable earnings	1,773,209	—	—	519,239	2,312	4,014,765	4,423,306	16,525
Other accumulated losses	—	(3,353,954)	(6,166,432)	(14,089,145)	(4,648,435)	(269,685)	(484,112)	(167,108)
Total accumulated gain/(loss)	$45,169,649	$79,980,251	$7,797,591	$(1,834,815)	$1,616,625	$37,597,330	$65,431,320	$3,161,041

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2019, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

		RMB Mendon	RMB Mendon					RMB
		Financial	Financial	RMB	RMB	RMB	RMB	Dividend
	RMB	Services	Long/Short	International	Japan	Small Cap	SMID Cap	Growth
Not Subject to Expiration	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Short-Term	$—	$(3,353,955)	$(5,711,146)	$(7,668,904)	$(4,478,621)	$—	$—	$(87,791)
Long-Term	$—	$—	$—	$(5,531,626)	$(171,820)	$—	$—	$(79,317)

At December 31, 2019, RMB Small Cap Fund and RMB SMID Cap Fund had Deferred Post-October losses of $269,685 and $484,112, respectively.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, PFIC partnerships and the tax practice known as equalization. As of December 31, 2019, the permanent book and tax basis differences were as follows:

		RMB	RMB
		Mendon	Mendon					RMB
		Financial	Financial	RMB	RMB	RMB	RMB	Dividend
	RMB	Services	Long/Short	International	Japan	Small Cap	SMID Cap	Growth
Increase/(Decrease)	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Distributable Earnings	$(316,271)	$105,677	$201,935	$—	$—	$(232,903)	$9,752,423	$(9,897,522)
Paid-In Capital	$316,271	$(105,677)	$(201,935)	$—	$—	$232,903	$(9,752,423)	$9,897,522

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

9. Disclosure of Certain Commitments and Contingencies

Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the period ended December 31, 2019, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.

RMB Mendon Financial Services Fund

	Value at	Cost of	Proceeds	Realized	Unrealized	Value at	Dividend
Affiliate	12/31/18	Purchases	from Sales	Gain/(Loss)	Gain/(Loss)	12/31/19	Income
Equity Bancshares, Inc. – Class A1	$25,989,155	$4,090,761	$1,603,873	$(262,664)	$(2,781,654)	$25,431,725	$—
FB Financial Corp.[2]	$53,825,426	$1,454,896	$24,624,430	$(1,445,393)	$6,806,345	$36,016,844	$401,335
Manning & Napier, Inc.[2]	$1,848,970	$—	$1,016,516	$(1,820,657)	$2,022,995	$1,034,792	$56,693
Veritex Holdings, Inc.[2]	$29,571,063	$12,076,647	$16,965,886	$(1,144,910)	$13,076,787	$36,613,701	$851,805
Totals	$111,234,614	$17,622,304	$44,210,705	$(4,673,624)	$19,124,473	$99,097,062	$1,309,833

	Shares at			Shares at
Affiliate	12/31/18	Purchases	Sales	12/31/19
Equity Bancshares, Inc. – Class A1	737,281	134,187	47,635	823,833
FB Financial Corp.[2]	1,536,991	41,888	669,133	909,746
Manning & Napier, Inc.[2]	1,050,551	—	455,843	594,708
Veritex Holdings, Inc.[2]	1,383,118	512,313	638,524	1,256,907
Totals	4,707,941	688,388	1,811,135	3,585,194

[1]	As of December 31, 2018, the company was not an affiliate.
[2]	As of December 31, 2019, the company is no longer an affiliate.

11. Restricted Securities

The Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities deemed by the Adviser to be liquid are not subject to the 15% limitation. At December 31, 2019, the Funds held no restricted securities.

12. Fund Risks

Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.

RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund may be disproportionately affected by events affecting the Financial Services sector, which may include the following:

•	Changes in interest rates

•	Bank viability/liquidity

•	Corporate and consumer debt default rates

•	Financial companies may fall out of favor

Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.

In addition, each Fund is subject to small- and mid-capitalization companies risk, and each Fund except the RMB Fund, RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund is subject to micro capitalization companies risk.

Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.

52	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Small- and mid-capitalization companies may have greater price volatility than and be less liquid than large-capitalization companies.

13. Fair Value of Financial Instruments

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability. Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2019	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stock*	$109,033,594	$—	$—	$109,033,594
Short-Term Investments	2,398,518	—	—	2,398,518
Total Investments in Securities	$111,432,112	$—	$—	$111,432,112

RMB Mendon Financial Services Fund
Assets
Common Stock*	$357,478,784	$—	$—	$357,478,784
Short-Term Investments	30,344,290	—	—	30,344,290
Total	$387,823,074	$—	$—	$387,823,074
Liabilities
Written Options*	—	(480,153)	—	(480,153)
Total Investments in Securities	$387,823,074	$(480,153)	$—	$387,342,921

RMB Mendon Financial Long/Short Fund
Assets
Common Stock*	$84,287,761	$—	$—	$84,287,761
Options – Long*	—	928,395	—	928,395
Short-Term Investments	3,439,396	—	—	3,439,396
Total	$87,727,157	$928,395	$—	$88,655,552
Liabilities
Short Sales *	(15,901,038)	—	—	(15,901,038)
Written Options*	—	(1,179,010)	—	(1,179,010)
Total Investments in Securities	$71,826,119	$(250,615)	$—	$71,575,504

RMB International Fund
Assets
Common Stock*(a)	$23,558,554	$182,531,754	$—	$206,090,308
Short-Term Investments	9,771,439	—	—	9,771,439
Total Investments in Securities	$33,329,993	$182,531,754	$—	$215,861,747

RMB Japan Fund
Assets
Common Stock*(a)	$—	$65,564,612	$—	$65,564,612
Short-Term Investments	4,519,868	—	—	4,519,868
Total Investments in Securities	$4,519,868	$65,564,612	$—	$70,084,480

RMB Small Cap Fund
Assets
Common Stock*	$101,037,071	$—	$—	$101,037,071
Short-Term Investments	973	—	—	973
Total Investments in Securities	$101,038,044	$—	$—	$101,038,044

RMB SMID Cap Fund
Assets
Common Stock*	$155,740,159	$—	$—	$155,740,159
Short-Term Investments	2,459,182	—	—	2,459,182

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

At December 31, 2019	Level 1	Level 2	Level 3	Total
Total Investments in Securities	$158,199,341	$—	$—	$158,199,341
RMB Dividend Growth Fund
Assets
Common Stock*	$11,072,928	$—	$—	$11,072,928
Short-Term Investments	464,803	—	—	464,803
Total Investments in Securities	$11,537,731	$—	$—	$11,537,731

*	Refer to each Fund’s respective Portfolio Holdings for the breakdown of major categories

(a)	Certain securities moved to Level 2 classification when systematic fair valuation was used. For each Fund listed below, the aggregate market value of the common stocks labeled as Level 2 is being reflected in the following countries.

	RMB
	International	RMB Japan
	Fund	Fund
Belgium	$4,330,418	$—
Finland	6,147,578	—
France	17,196,204	—
Germany	6,421,196	—
Hong Kong	3,220,569	—
Japan	67,015,436	65,564,612
Netherlands	11,727,823	—
Spain	11,534,945	—
Sweden	3,298,005	—
Switzerland	19,877,027	—
United Kingdom	31,762,553	—
Total	$182,531,754	$65,564,612

14. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2019:

	Fair Value of Deriviative Instruments
	As of December 31, 2019

	Derivatives not
	accounted for
	as hedging	Statements
	instruments	of Assets &
	under	Liabilities	Asset or
Fund	ASC 815	Location	Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$480,153

RMB Mendon Financial	Equity Contracts	Options written, at value	Liability	1,179,010

Long/Short Fund	Equity Contracts	Investments, at value	Asset	928,395

The Effect of Derivative Instruments on the Statements of
Operations
For the year ended December 31, 2019

	Changes in
	Derivatives not			Change in
	accounted for	Location of		Unrealized
	as hedging	Gain or	Realized Gain	Appreciation
	instruments	(Loss) on	or (Loss) on	or
Fund	under ASC 815	Derivatives	Derivatives	(Depreciation)

RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$391,897

		Net unrealized appreciation/ depreciation on written options		$(324,507)

RMB Mendon Financial Long/Short Fund	Equity Contracts	Realized gain on purchased options	$(12,000,448)

		Realized loss on written options	$3,172,063

		Net unrealized appreciation/ depreciation on purchased options		$(31,639)

		Net unrealized appreciation/ depreciation on written options		$2,261,131

The derivative instruments outstanding as of the period ended December 31, 2019 as disclosed in the Funds’ portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended December 31, 2019 as disclosed in the Funds’ statements of operations serve as indicators of the volume of derivative activity for the Funds.

The quarterly average volumes of derivative instruments as of December 31, 2019 are as follows:

54	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

			Number	Notional
Fund	Derivative	Instrument	of Contracts	Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(2,496)	$(214,779)

RMB Mendon Financial Long/Short Fund	Equity Contracts	Call Option Long	4,100	99,908

		Put Option Long	19,193	775,401

		Call Option Written	(3,237)	(369,246)

		Put Option Written	(11,272)	(1,181,506)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2019 to December 31, 2019.

15. Subsequent Events

The Adviser has evaluated the impact of all subsequent events occuring after the date of this report and has determined that there were no events that require recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	55

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of the Funds you incur two types of costs:

(1) transaction costs, including sales charges (loads); and

(2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 to December 31, 2019.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid
	Account	Account	During Period*	Account	Account	During Period*
	Value	Value	7/1/2019 –	Value	Value	7/1/2019 –	Expense
RMB Funds	7/1/2019	12/31/2019	12/31/2019	7/1/2019	12/31/2019	12/31/2019	Ratio*
RMB Fund
Class A	$1,000.00	$1,108.50	$6.16	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,104.30	$10.13	$1,000.00	$1,015.58	$9.70	1.91%
Class I	$1,000.00	$1,109.90	$4.84	$1,000.00	$1,020.62	$4.63	0.91%

RMB Mendon Financial Services Fund
Class A	$1,000.00	$1,122.50	$7.06	$1,000.00	$1,018.55	$6.72	1.32%
Class C	$1,000.00	$1,118.50	$11.05	$1,000.00	$1,014.77	$10.51	2.07%
Class I	$1,000.00	$1,124.10	$5.73	$1,000.00	$1,019.81	$5.45	1.07%

RMB Mendon Financial Long/Short Fund
Class A	$1,000.00	$1,091.80	$11.07	$1,000.00	$1,014.62	$10.66	2.10%
Class C	$1,000.00	$1,087.50	$14.73	$1,000.00	$1,011.09	$14.19	2.80%
Class I	$1,000.00	$1,093.40	$9.44	$1,000.00	$1,016.18	$9.10	1.79%

RMB International Fund
Class I	$1,000.00	$1,054.30	$4.87	$1,000.00	$1,020.47	$4.79	0.94%

RMB Japan Fund
Class I	$1,000.00	$1,103.00	$6.89	$1,000.00	$1,018.65	$6.61	1.30%

RMB Small Cap Fund
Class I	$1,000.00	$1,063.30	$5.72	$1,000.00	$1,019.66	$5.60	1.10%

RMB SMID Cap Fund
Class I	$1,000.00	$1,080.60	$4.98	$1,000.00	$1,020.42	$4.84	0.95%

RMB Dividend Growth Fund
Class I	$1,000.00	$1,120.70	$4.28	$1,000.00	$1,021.17	$4.08	0.80%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

56	OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. Form N-Q is filed within 60 days after the end of the applicable quarter. Effective March 2020, this information will be filed on Form N-PORT and will be publicly available 60 days after the end of the applicable quarter. A complete listing of each Fund’s portfolio holdings is available by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392. The Funds’ Form N-Q and Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Tax Information

Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund, respectively, designate income dividends of 100%, 0%, 0%, 100%, 100%, 100%, 100%, and 100% as qualified dividend income paid during the fiscal period ended December 31, 2019.

Of the ordinary income (including short-term capital gain) distributions made by the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were 98.08%, 0%, 0%, 2.97%, 0%, 100%, 100%, and 100% for the fiscal period ended December 31, 2019.

For Federal Income tax purposes, the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund, respectively, designate short-term capital gain dividends of 84.9%, 0%, 0%, 0%, 0%, 11.79%, 7.82%, and 5.53% for the fiscal period ended December 31, 2019.

OTHER INFORMATION	57

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the RMB Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the RMB Fund, the RMB Mendon Financial Services Fund, the RMB Mendon Financial Long/Short Fund, the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund (the “Funds”), each a series of the RMB Investors Trust (the “Trust”), including the portfolio holdings, as of December 31, 2019, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting RMB Investors	Statement of	Statements of
Trust	operations	changes in net assets	Financial highlights
RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the five years in the period ended October 31, 2019

RMB International Fund, RMB Japan Fund	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019	For each of the two years in the period ended December 31, 2019 and for the period from December 27, 2017 (commencement of operations) through December 31, 2017

RMB Small Cap Fund, RMB SMID Cap Fund, RMB Dividend Growth Fund	For the six month period ended December 31, 2019 and for the year ended June 30, 2019	For the six month period ended December 31, 2019 and for the year ended June 30, 2019	For the six month period ended December 31, 2019 and for the year ended June 30, 2019

With respect to RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund, the statement of changes in net assets for the year ended June 30, 2018 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

58	OTHER INFORMATION

Auditor Opinion (Continued)

To the Shareholders and Board of Trustees of the RMB Investors Trust

Page Two

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2020

OTHER INFORMATION	59

INDEPENDENT TRUSTEES (Unaudited)

		Term of		Number of
	Position Held	Office and	Principal Occupation	Funds Overseen	Other Directorships held by
Name, Address and Age	with the Funds	Time Served	During the Past 5 Years	within Trust	Trustee During the Past 5 Years
Margaret M. Eisen	Trustee and Chair	Since 2013	Trustee, Smith College (2012–2016);	8	Board of Trustees, Columbia Acorn
RMB Investors Trust			Chief Investment Officer, EAM		Trust (8 series) and Wanger
115 South LaSalle Street,			International LLC (finance and asset		Advisors Trust (3 series)
34th Floor			management) (2003–2013); and		(2002–Present); Board of
Chicago, IL 60603			Managing Director, CFA Institute		Directors, IronBridge Funds
(1953)			(2005–2008).		(3 series) (2017–2019).
Peter Borish	Trustee	Since 2015	President, Computer Trading Corporation	8	None.
RMB Investors Trust			(financial consulting firm) (since 1995).
115 South LaSalle Street,
34th Floor
Chicago, IL 60603
(1959)
William F. Connell	Trustee	Since 2012	Founding Partner, Connell & Andersen	8	None.
RMB Investors Trust			LLP, formerly Connell & Taylor (since
115 South LaSalle Street,			1987); and Founding Partner, Connell &
34th Floor			Wiener (since 1997).
Chicago, IL 60603
(1944)
Robert Sabelhaus	Trustee	Since 2015	Retired (since 2008). Formerly, Senior	8	None.
RMB Investors Trust			Executive Vice President, Legg Mason Inc.
115 South LaSalle Street,
34th Floor
Chicago, IL 60603
(1948)
James M. Snyder	Trustee	Since 2019	Mr. Snyder is a private investor, manages a	8	Board of Directors, Frontier Funds,
RMB Investors Trust			family foundation and serves on corporate		Inc. (7 series) (2002–Present);
115 South LaSalle Street,			and not for profit boards. He spent his		Board of Directors, IronBridge
34th Floor			entire professional career at The Northern		Funds (3 series) (2010–2019).
Chicago, IL 60603			Trust Company, retiring as Executive Vice
(1947)			President, Chief Investment Officer.
Mr. Snyder is a Chartered Financial
Analyst (CFA).

PRINCIPAL OFFICERS
Christopher M. Graff	President	Since 2019	Co-Chief Investment Officer of the Adviser	N/A	N/A
RMB Investors Trust			(since 2018); Managing Director of Asset
115 South LaSalle Street,			Management of the Adviser (since 2011).
34th Floor
Chicago, IL 60603
(1973)
Maher Harb	Chief Financial	Since 2016	Chief Financial Officer of the Adviser	N/A	N/A
RMB Investors Trust	Officer and		(since 2008).
115 South LaSalle Street,	Treasurer
34th Floor
Chicago, IL 60603
(1968)
John Davis	Chief	Since 2017	President, Secretary, Chief Executive	N/A	N/A
RMB Investors Trust	Compliance		Officer and Chief Compliance Officer,
115 South LaSalle Street,	Office		IronBridge Funds (2010–2019); Chief
34th Floor			Compliance Officer, IronBridge Capital
Chicago, IL 60603			Management, L.P. (2003–2017).
(1970)
Krista Rivers	Senior Vice	Since 2016	Senior Vice President, Director of	N/A	N/A
RMB Investors Trust	President		Institutional Client Service of the Adviser
115 South LaSalle Street,			(since 2014); and Senior Vice President,
34th Floor			Ariel Investments, LLC (1993–2014).
Chicago, IL 60603
(1970)
Frank A. Passantino	First Vice	Since 1990	Manager of Mutual Fund Operations of the	N/A	N/A
RMB Investors Trust	President,		Adviser (since 2016); First Vice President,
115 South LaSalle Street,	Assistant		Burnham Asset Management Corporation
34th Floor	Secretary and		(Funds’ former investment adviser)
Chicago, IL 60603	Anti-Money		(1990–2016); and First Vice President,
(1964)	Laundering		Burnham Securities, Inc. (1990–2016).
Compliance
Officer

Laura A. Flentye	Senior Vice	Since 2017	Vice President, Chief Administration	N/A	N/A
RMB Investors Trust	President and		Officer, of the Adviser (since 2017); Chief
115 South LaSalle Street,	Secretary		Operating Officer and Chief Compliance
34th Floor			Officer, Cupps Capital Mangaement
Chicago, IL 60603			(2000–2016).
(1969)

60

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an Affiliate of the Funds.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

PRIVACY NOTICE	61

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management, LLC	Perkins Coie LLP
115 South LaSalle Street, 34th Floor	700 13th Street NW, Suite 600
Chicago, IL 60603	Washington, DC 20005

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Tait, Weller & Baker LLP
4400 Computer Drive	50 South 16th Street, Suite 2900
Westborough, MA 01581	Philadelphia, PA 19102

Custodian	Administrator
U.S. Bank, N.A.	U.S. Bancorp Fund Services, LLC
1555 North River Center Drive, Suite 302	2020 East Financial Way, Suite 100
Milwaukee, WI 53212	Glendora, CA 91741

Legal Counsel
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Christopher M. Graff	Independent Chair
President	Margaret M. Eisen

Maher Harb	Trustees
Chief Financial Officer and Treasurer	Peter Borish
William F. Connell
John Davis	Robert Sabelhaus
Chief Compliance Officer	James M. Snyder

Krista Rivers
Senior Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer

Laura A. Flentye
Senior Vice President and Secretary

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees have determined that there is at least one audit committee financial expert serving on its audit committee. Margaret M. Eisen is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 6/30/2019[1]	FYE 12/31/2018
Audit Fees	$95,500	$45,000	$109,900
Audit-Related Fees	$0	$0	$0
Tax Fees	$23,000	$9,000	$26,200
All Other Fees	$0	$0	$0

1 The RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund changed their fiscal year ends to December 31, from June 30. The listed audit and tax fees only pertain to the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 6/30/2019[2]	FYE 12/31/2018
Audit-Related Fees	0%	0%	0%
Tax Fees	0%	0%	0%
All Other Fees	0%	0%	0%

2 The below amounts only pertain to the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 6/30/2019[3]	FYE 12/31/2018
Registrant	$0	$0	$0
Registrant’s Investment Adviser	$0	$0	$0

3 The below amounts only pertain to the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By /s/ Christopher M. Graff

Christopher M. Graff, President

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Christopher M. Graff

Christopher M. Graff, President

Date: March 9, 2020

By /s/ Maher Harb

Maher Harb, Chief Financial Officer and Treasurer

Date: March 9, 2020